UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. 6)

Filed by the Registrant ☐

Filed by a Party other than the Registrant  ☑

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

WESTIN HOTELS LIMITED PARTNERSHIP

(Name of Registrant as Specified In Its Charter)

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

WHLP ACQUISITION LLC

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☑	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: Units of Limited Partnership Interest

(2)	Aggregate number of securities to which transaction applies: 135,600

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $735

(4)	Proposed maximum aggregate value of transaction: $99,666,000*

(5)	Total fee paid: $8,062.98**

☑	Fee previously paid.

*	Estimated for purposes of calculating the amount of filing fee only. Transaction value was derived by multiplying 135,600 (the number of units of limited partnership interest of registrant outstanding as of January 15, 2004 according to the Schedule 14D-9 filed by the registrant with the Securities and Exchange Commission on January 20, 2004) by $735 (the purchase price per unit offered to be purchased).

**	Previously paid. The amount of the filing fee, calculated in accordance with Rule 0-11 of the Securities and Exchange Act of 1934, as amended, and Fee Advisory #11 for Fiscal Year 2003 issued by the Securities and Exchange Commission on February 21, 2003, equals 0.008090% of the transaction valuation.

☑	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid: $8,062.98

(2)	Form, Schedule or Registration Statement No.: Schedule TO-T

(3) Filing Parties:	Starwood Hotels & Resorts Worldwide, Inc. WHLP Acquisition LLC

(4)	Date Filed: November 4, 2003

January 30, 2004

     We urge you to read this letter and the enclosed documents carefully, as they apply to all unitholders, even if you have already delivered a Consent Form to our depositary and even if you have already tendered your Units to us or to Kalmia.

WE HAVE AMENDED OUR OFFER TO PAY YOU $735 PER UNIT
AND REVISED OUR CONSENT SOLICITATION

Dear Investor:

     We are writing to inform you that we, Starwood Hotels & Resorts Worldwide, Inc. and our subsidiary, WHLP Acquisition LLC, have amended our offer to purchase all of the units of limited partnership interest in Westin Hotels Limited Partnership and our concurrent consent solicitation to, among other things:

•	Increase the offer price for all the units to $735 per unit, less the amount of any cash distributions made or declared with respect to the units on or after January 1, 2004;

•	Amend the conditions to our offer to, among other things:

•	Eliminate the condition that a majority of the units be tendered in our offer;

•	Eliminate the condition that we receive valid consents from limited partners who collectively hold more than 50% of the units to the proposals in the consent solicitation; and

•	Eliminate the condition that the proposed amendments to the Partnership Agreement be in full force and effect;

•	Extend the Expiration Date for the offer and consent solicitation to 5:00 p.m., Eastern time, on February 6, 2004, unless further extended; and

•	Amend the terms of the proposals for which we are seeking your consent so that the transfer restrictions in the Partnership Agreement will not apply to our amended offer.

     All of these changes, as well as other important terms of our offer and consent solicitation, are described in the enclosed Supplement, which you should read carefully.

WE URGE YOU TO TAKE ACTION NOW

     We urge you to seriously consider tendering your units and delivering your consents to us after consulting with your financial and tax advisors and considering the information set forth in the enclosed Supplement, our Offer to Purchase and Solicitation Statement, which was previously mailed to you, and the enclosed blue Agreement of Assignment and Transfer and yellow Consent Form.

➢	YOUR VOTE IS IMPORTANT – Regardless of whether you have already delivered your Consent Form to us, if you wish to consent to any or all of the proposals, you must deliver your new yellow Consent Form to our depositary, American Stock Transfer & Trust Company, by facsimile (718-234-5001) or by mail, hand or other delivery (59 Maiden Lane, New York, NY 10038) on or before the Expiration Date. Your signature is all that is needed; no medallion signature guarantee is necessary on the Consent Form.

➢	If you have not yet tendered your units to Starwood and you wish to receive the $735 per unit offer price, you must complete the blue Agreement of Assignment and Transfer and deliver it to the Depositary at the address listed above on or before the Expiration Date. For the Agreement of Assignment and Transfer, both a medallion signature guarantee and the original document are necessary. However, your tender will be accepted if you fax back your completed Agreement of Assignment and Transfer on or prior to the Expiration Date and then mail us the original.

➢	If you have already tendered your units to Starwood, you will receive the new $735 per unit offer price without taking any further action. However, if you wish to consent to any or all of the proposals in the consent solicitation, you must still deliver the new, yellow Consent Form to the Depositary in the manner described above.

     We strongly believe our offer and consent solicitation represent a compelling opportunity for unitholders and our offer is superior to the pending offer by Kalmia for a number of reasons, including:

•	We are now offering $10 more per Unit than Kalmia;

•	We will pay you for units we accept for payment promptly after the expiration of our offer (subject to the possible pro rata reduction of units that we can purchase in the offer), except in limited circumstances described in the enclosed Supplement and then only as to a limited number of units (not to exceed 10%). In contrast, Kalmia has stated that it expects to delay payment for all units accepted in its offer until at least March 31, 2004; and

•	If certain events occur in our offer and consent solicitation, we intend to effect a back-end merger and to cash out all non-tendering unitholders at the $735 per unit offer price. Because Kalmia is not seeking consents to amend the Partnership Agreement and is not committing to effect a back-end merger, we believe, for the reasons set forth in the enclosed Supplement, that Kalmia cannot acquire more than approximately 38% of the units in its offer.

     If you have tendered to Kalmia and now wish to take advantage of Starwood’s increased offer, you can easily do so. To withdraw from the Kalmia offer, simply follow the instructions in Kalmia’s offer documents or use the PINK withdrawal form that we have enclosed in this mailing.

     If you have any questions, need additional copies of the Supplement, Offer to Purchase and Solicitation Statement, blue Agreement of Assignment and Transfer, yellow Consent Form or other documents, or need assistance completing the forms required to tender your units and consent to the proposals, please call our information agent, D. F. King & Co., Inc., toll-free at 1-888-605-1957.

Very truly yours,

Barry S. Sternlicht
Chairman and Chief Executive Officer of
Starwood Hotels & Resorts Worldwide, Inc.

Supplement to

OFFER TO PURCHASE FOR CASH

All the Outstanding Limited Partnership Units of
WESTIN HOTELS LIMITED PARTNERSHIP
at
$735 PER UNIT
by
WHLP ACQUISITION LLC
a Wholly Owned Subsidiary of
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

and

SOLICITATION OF CONSENTS TO PROPOSALS
TO AMEND THE PARTNERSHIP AGREEMENT AND
EFFECT A MERGER
Dated November 4, 2003

THE OFFER, THE WITHDRAWAL RIGHTS FOR THE OFFER AND THE SOLICITATION PERIOD FOR THE CONSENTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON FEBRUARY 6, 2004, UNLESS WE EXTEND THE OFFER (AS SO AMENDED, THE “EXPIRATION DATE”).

       This Supplement to the Offer to Purchase and Solicitation Statement (this “Supplement”) amends and supplements the Offer to Purchase and Solicitation Statement dated November 4, 2003 (the “Offer to Purchase and Solicitation Statement”) of WHLP Acquisition LLC (“Purchaser”), a wholly owned subsidiary of Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”). This Supplement should be read in conjunction with the Offer to Purchase and Solicitation Statement. Unless otherwise defined in this Supplement, terms used in this Supplement and defined in the Offer to Purchase and Solicitation Statement will be used as defined in the Offer to Purchase and Solicitation Statement. Unless the context otherwise requires, the terms “Agreement of Assignment and Transfer” and “Consent Form” will be used to refer to the amended forms of those documents that are being delivered to you with this Supplement.

      This Supplement has been prepared to disclose the terms of and conditions to the amended Offer and Consent Solicitation and to update certain information included in the Offer to Purchase and Solicitation Statement with respect to events that have occurred since the distribution of the Offer to Purchase and Solicitation Statement. A summary of the principal terms of the amended Offer and Consent Solicitation appears on pages 1 through 9 of this Supplement.

      Starwood has increased the offer price to $735 in cash per Unit, less the amount of any cash distributions made or declared with respect to the Units on or after January 1, 2004 (the “Offer Price”), for all the Units of the Partnership. In addition, Starwood has revised the conditions to the Offer to:

•	Eliminate the condition that a majority of the Units be tendered in the Offer;

•	Eliminate the condition that Starwood receive valid consents from Limited Partners who collectively hold more than 50% of the Units (“Majority Consent”) to the proposals to amend the Partnership Agreement and to approve the Merger and the Merger Agreement; and

•	Eliminate the condition that the proposed amendments to the Partnership Agreement have been adopted and shall be in full force and effect.

      A Unitholder may tender any or all Units that it owns. Unitholders that have previously tendered their Units to us need not take any further action and will receive the new $735 per Unit Offer Price regardless of when they tendered their Units. If we receive Majority Consent to the Proposals to amend the transfer restrictions contained in the Partnership Agreement so that they are no longer applicable to the Offer, we intend to purchase all the Units validly tendered in the Offer and not withdrawn. If we receive less than Majority Consent to some of our Proposals, we may not be able to acquire more than approximately 38% of the Units (or fewer, depending on the number of other transfers of Units), in which case the number of Units we will purchase from each tendering Unitholder will be reduced pro rata based on the number of Units tendered.

      THE AMENDED OFFER IS CONDITIONED UPON CERTAIN CONDITIONS DESCRIBED IN “THE TENDER OFFER — CONDITIONS TO THE OFFER,” INCLUDING THE NEW CONDITIONS THAT WE CONCLUDE IN OUR REASONABLE DISCRETION THAT THE PARTNERSHIP WILL (I) EITHER IN CONNECTION WITH THE COMPLETION OF OUR OFFER OR AT A SUBSEQUENT DATE OR DATES, RECOGNIZE THE TRANSFER OF UNITS TO US IN CONNECTION WITH THE OFFER AND (II) GIVE ITS WRITTEN CONSENT TO OUR BECOMING A SUBSTITUTED LIMITED PARTNER AS DEFINED IN THE PARTNERSHIP AGREEMENT. WE RESERVE THE RIGHT TO WAIVE ANY OF THE CONDITIONS OR TO EXTEND THE OFFER, UPON THE TERMS OF AND SUBJECT TO THE CONDITIONS CONTAINED IN THE OFFER TO PURCHASE AND SOLICITATION STATEMENT AND THIS SUPPLEMENT.

      Starwood has amended the Consent Solicitation in the following ways: (i) by extending the time during which the Consent Solicitation remains open until 5:00 p.m., Eastern time, on February 6, 2004, unless further extended; and (ii) by amending the definition of “Qualified Tender Offer” in Proposal No. 2 to mean an offer to purchase all the Units for cash in which the offeror publicly discloses that it intends to consummate a Qualified Merger following the completion of such offer if, following the completion of the offer, the offeror owns a majority of the Units.

      If you wish to consent to any or all of the Proposals, you must deliver the enclosed new YELLOW Consent Form to the Depositary in the manner set forth on page S-16 of this Supplement, even if you have already delivered a green Consent Form to us. See “THE CONSENT SOLICITATION — Voting and Revocation of Consents.”

      You should read this entire document, the Offer to Purchase and Solicitation Statement previously sent to you, the Agreement of Assignment and Transfer and the Consent Form before deciding whether to tender your Units to us or consent to any of the Proposals. Each of these documents contains important information.

January 30, 2004

TABLE OF CONTENTS

SUMMARY TERM SHEET		1
INTRODUCTION		S-i
SPECIAL FACTORS		S-1
1.	RISK FACTORS	S-1
2.	BACKGROUND TO THE OFFER	S-2
3.	PURPOSE OF THE OFFER; FUTURE PLANS	S-5
4.	FAIRNESS OF THE OFFER	S-6
5.	DETERMINATION OF THE OFFER PRICE	S-8
8.	EFFECTS OF THE OFFER	S-9
CERTAIN INFORMATION CONCERNING PURCHASER, STARWOOD, THE GENERAL PARTNER AND THE PARTNERSHIP		S-11
3.	SOURCE AND AMOUNT OF FUNDS FOR THE OFFER	S-11
THE TENDER OFFER		S-12
1.	TERMS OF THE OFFER	S-12
2.	ACCEPTANCE FOR PAYMENT AND PAYMENT FOR UNITS	S-12
4.	PROCEDURE FOR ACCEPTING THE OFFER AND TENDERING UNITS	S-14
7.	CONDITIONS TO THE OFFER	S-15
THE CONSENT SOLICITATION		S-16
OTHER MATTERS		S-17
2.	AVAILABLE INFORMATION; INCORPORATION BY REFERENCE	S-17
ANNEX E		S-17

i

SUMMARY TERM SHEET

      WHLP Acquisition LLC (“Purchaser”), a wholly owned subsidiary of Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”), is offering to purchase all the outstanding units of limited partnership interest (the “Units”) in Westin Hotels Limited Partnership (the “Partnership”) for $735 in cash per Unit, less the amount of any cash distributions made or declared with respect to the Units on or after January 1, 2004 (the “Offer Price”), and is soliciting the consent of the limited partners of the Partnership (the “Limited Partners”) to amend the Partnership’s Amended and Restated Agreement of Limited Partnership, dated December 31, 1986, as amended (the “Partnership Agreement”), and to effect the Merger (defined below), in each case upon the terms of and subject to the conditions set forth in this Supplement, the Offer to Purchase and Solicitation Statement dated November 4, 2003 (the “Offer to Purchase and Solicitation Statement”), the Agreement of Assignment and Transfer and the Consent Form, as each has been or may be amended or supplemented from time to time. The following are some of the questions that you, as a holder of Units (“Unitholder”) and/or Limited Partner, may have and the answers to those questions. You should read carefully this Supplement, the Offer to Purchase and Solicitation Statement previously delivered to you, the Agreement of Assignment and Transfer and the Consent Form in their entirety because the information in this summary term sheet is not complete and additional important information is contained in the remainder of this Supplement and in those documents. Unless otherwise defined in this Supplement, terms used in this Supplement and defined in the Offer to Purchase and Solicitation Statement will be used as defined in the Offer to Purchase and Solicitation Statement. Unless the context otherwise requires, the terms “Agreement of Assignment and Transfer” and “Consent Form” will be used to refer to the amended forms of those documents that are being delivered to you with this Supplement.

      The terms “Purchaser,” “we,” “us” and “our” refer to WHLP Acquisition LLC, and references to affiliates of either Starwood or Purchaser exclude Westin Realty Corp., a wholly owned subsidiary of Starwood and the general partner (the “General Partner”) of the Partnership, and 909 North Michigan Avenue Corp. (“909 Corp.”), a wholly owned subsidiary of Starwood and both the manager of the Partnership’s hotel, The Westin Michigan Avenue, Chicago (the “Michigan Avenue Hotel”), and the general partner of the Partnership’s subsidiary limited partnership that directly owns the Michigan Avenue Hotel. The General Partner, a subsidiary of Starwood, is the sole general partner of the Partnership.

Why are you sending me this Supplement?

•	We are sending you this Supplement to inform you of the amended terms of our Offer and Consent Solicitation and to update you with respect to certain events that have occurred since the distribution of the Offer to Purchase and Solicitation Statement.

What are the amended terms of your Offer?

•	On January 22, 2004, we amended our Offer to, among other things:

•	Increase the Offer Price from $700 to $735 per Unit in cash, less the amount of any cash distributions made or declared with respect to the Units on or after January 1, 2004 (Unitholders who have already tendered their Units to us will receive the new Offer Price);

•	Extend the time during which our Offer will remain open until 5:00 p.m., Eastern time, on February 6, 2004, unless further extended;

•	Eliminate the conditions to our Offer that:

•	At least a majority of the issued and outstanding Units shall have been validly tendered and not withdrawn on or before the Expiration Date (the “Minimum Condition”); and

•	On or before the Expiration Date, Purchaser shall have received the valid written consent to each of the Proposals, as described in “THE CONSENT SOLICITATION,” which consent shall not have been revoked, by Limited Partners who collectively hold more than (i) 10% of the Units with respect to Proposal No. 1 (regarding the submission of the Amendments to the Partnership

1

Agreement and a related statement of purpose to the General Partner on your behalf, as your attorney-in-fact), and (ii) 50% of the Units with respect to each other Proposal (regarding the actual Amendments to the Partnership Agreement and the approval of the Merger and the Merger Agreement) (the “Consent Condition”).

•	We are also amending our Offer in the following ways:

•	To eliminate the condition to our Offer that the proposed Amendments shall have been adopted and shall be in full force and effect (the “Amendment Effectiveness Condition”); and

•	To add the conditions to our Offer that:

•	We conclude in our reasonable discretion that the Partnership will, either in connection with the completion of our Offer or at a subsequent date or dates, recognize the transfer of Units to us in connection with the Offer; and

•	We conclude in our reasonable discretion that the Partnership will give its written consent to our becoming a Substituted Limited Partner as defined in the Partnership Agreement.

We reserve the right to waive any of the conditions or to extend the Offer, upon the terms of and subject to the conditions contained in the Offer to Purchase and Solicitation Statement and this Supplement.

How are you amending the Consent Solicitation?

•	We are amending the Consent Solicitation in the following ways:

•	To extend the time during which the Consent Solicitation remains open until 5:00 p.m., Eastern time, on February 6, 2004, unless further extended; and

•	To amend the definition of “Qualified Tender Offer” in Proposal No. 2 to mean an offer to purchase all the Units for cash in which the offeror publicly discloses that it intends to consummate a Qualified Merger following the completion of such offer if, following the completion of the offer, the offeror owns a majority of the Units.

If you wish to consent to any or all of the Proposals, you must deliver the enclosed new YELLOW Consent Form to the Depositary in the manner set forth on page S-16 of this Supplement, even if you have already delivered a green Consent Form to us. See “THE CONSENT SOLICITATION — Voting and Revocation of Consents.”

•	See “THE CONSENT SOLICITATION.”

Do these changes to your Offer and Consent Solicitation affect your ability to purchase Units in the Offer?

•	Yes. If we receive less than Majority Consent to the Proposal to (i) amend the Partnership Agreement to include the definition of “Qualified Tender Offer” and the definition of ”Qualified Merger” or (ii) render the transfer restrictions contained in Section 11.01(a) of the Partnership Agreement inapplicable to transfers in connection with Qualified Tender Offers and Qualified Mergers, including the Offer and the Merger, we may not be able to purchase all the Units validly tendered to us and not withdrawn. We would not be able to purchase all the Units tendered to us if, under Section 11.01(a), certain transfers of Units to us would be deemed not valid or effective under the Partnership Agreement and the Partnership would not be obligated to recognize the purported transfers for any purpose. This would occur if the Partnership Agreement is not amended as described above and if, in the opinion of counsel to the Partnership, the transfers would be likely, among other things, to result in the termination of the Partnership for United States federal income tax purposes under Section 708 of the Internal Revenue Code. Under Section 708, the Partnership will be deemed to terminate if 50% or more of the interests in the Partnership’s profit and capital are sold or exchanged within a 12-month period. Based on the Partnership’s SEC filings, we believe that, assuming no Units were transferred in

2

the first quarter of 2004 other than in the Offer, we could acquire approximately 38% of the Units in the Offer without exceeding the 50% threshold described above. See “SPECIAL FACTORS — Certain United States Federal Income Tax Considerations.”

•	Accordingly, if we receive less than Majority Consent to the Proposals described above, we may not be able to purchase more than approximately 38% of the Units in the Offer (or fewer depending on the number of other transfers of Units). If this occurs, the number of Units we will purchase from each tendering Unitholder in the Offer will be reduced pro rata based on the number of tendered Units.

Do these changes to your Offer and Consent Solicitation affect your ability to complete the Merger?

•	Yes. We intend to effect a merger between us or one of our affiliates and the Partnership (the “Merger”) only if:

•	We receive valid consents from Limited Partners who collectively hold more than 50% of the Units (“Majority Consent”) to the Proposals to amend the Partnership Agreement to (i) include the amended definition of “Qualified Tender Offer” and the definition of ”Qualified Merger” and (ii) render the transfer restrictions set forth in Section 11.01(a) of the Partnership Agreement inapplicable to Qualified Tender Offers and Qualified Mergers, including the Offer and the Merger, and at least a majority of the Units are validly tendered in the Offer and not withdrawn; or

•	We receive Majority Consent to the Proposals to (i) include the amended definition of “Qualified Tender Offer” and the definition of ”Qualified Merger” in the Partnership Agreement; (ii) render the transfer restrictions set forth in Section 11.01(a) of the Partnership Agreement inapplicable to Qualified Tender Offers and Qualified Mergers, including the Offer and the Merger; and (iii) approve the Merger and the Merger Agreement.

•	In all other events, we do not intend to effect the Merger.

•	If we receive Majority Consent to the Proposals to (i) include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” in the Partnership Agreement and (ii) render the transfer restrictions inapplicable to transfers made in connection with such offers and mergers, but we do not receive Majority Consent to the Proposal to approve the Merger and the Merger Agreement and less than a majority of the Units are tendered in the Offer, we may acquire a number of Units in the Offer in excess of the number that would result in a deemed termination of the Partnership for United States federal income tax purposes under Section 708 of the Internal Revenue Code but would not be able to effect the Merger. If we were to do this, Unitholders who did not tender their Units in the Offer could suffer negative tax consequences. See “SPECIAL FACTORS — Certain United States Federal Income Tax Considerations.”

How much are you now offering for my Units?

•	We are now offering to purchase your Units for $735 per Unit in cash, less the amount of any cash distributions made or declared on or after January 1, 2004. See “THE TENDER OFFER — Terms of the Offer; Expiration Date.”

How does your Offer and Consent Solicitation compare with the pending offer by Kalmia Investors, LLC?

•	Our offer is superior to Kalmia’s offer dated January 8, 2004, as amended (the “January Kalmia Offer”), in several important respects:

•	We are offering $10 per Unit more than Kalmia;

•	Except as described in the next sentence, if we accept your tendered Units for payment, we will pay you for those Units promptly after the expiration of our Offer (subject to the possible pro rata reduction of Units that we can purchase in the Offer as described elsewhere in this Supplement). If we do not receive Majority Consent to the Proposals to render the transfer restrictions inapplicable

3

to our Offer and we receive the relief we have requested from the staff of the SEC, we may delay payment for a limited number of Units (not to exceed 10% of the Units) on a pro rata basis until the transfers of those Units are recognized by the Partnership at the end of subsequent quarters. See “THE TENDER OFFER — Acceptance for Payment and Payment for Units.” Kalmia has stated that it expects to delay payment for all Units until at least March 31, 2004; and

•	We are conducting a consent solicitation which, if successful, will make our Offer superior to the January Kalmia Offer in the following ways:

•	We are soliciting consents to Proposals to (i) render the transfer restrictions contained in Section 11.01 of the Partnership Agreement inapplicable to transfers of Units made in connection with Qualified Tender Offers and Qualified Mergers, including the Offer and the Merger, (ii) include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” in the Partnership Agreement and (iii) approve the Merger and the Merger Agreement. If we receive Majority Consent to (x) the first and second Proposals described above and at least a majority of the Units are validly tendered and not withdrawn in the Offer, or (y) all three Proposals described above (whether or not a majority of the Units are validly tendered and not withdrawn in the Offer), we intend to effect the Merger and to cash out all non-tendering Unitholders at the Offer Price, with the consequence that the termination of the Partnership for United States federal income tax purposes under Section 708 of the Internal Revenue Code should have limited or no effect on the Unitholders.

•	Kalmia, on the other hand, is not soliciting consents to amend any provision of the Partnership Agreement and is not committing to effect a back-end merger. Accordingly, based on the terms of the Partnership Agreement, Kalmia cannot purchase more than approximately 38% of the Units in its offer. Even if Kalmia were to acquire more than approximately 38% of the Units in its offer, if it does so non-tendering Unitholders may suffer negative tax consequences as a result of the deemed termination of the Partnership for United States federal income tax purposes because Kalmia has stated that it does not intend to effect a back-end merger. Counsel to the GP Board has sent a letter to Kalmia’s counsel urging Kalmia to either commit to effect a back-end merger or seek to amend the Partnership Agreement to render the transfer restrictions inapplicable to its offer. We believe this letter reflects the GP Board’s belief that, absent an amendment to the Partnership Agreement, Kalmia’s ability to purchase Units in its offer is limited by the transfer restrictions.

What does the General Partner think of your Offer and Consent Solicitation?

•	The General Partner has not yet taken a position with respect to our amended Offer or our amended Consent Solicitation. In response to our prior Offer of $700 per Unit, on December 29, 2003 the Partnership amended the Schedule 14D-9 it had filed with the SEC on November 18, 2003 with respect to our Offer (the “Partnership’s Starwood 14D-9”). In the Partnership’s Starwood 14D-9, as so amended, the Partnership did not express an opinion, or make a recommendation, and remained neutral regarding our $700 per Unit Offer. The Partnership is required to amend the Partnership’s Starwood 14D-9 in response to our amended Offer. See “SPECIAL FACTORS — Background to the Offer.”

•	Although the General Partner remained neutral regarding our prior offer of $700 per Unit, Houlihan Lokey Howard & Zukin Financial Advisors, Inc. (“Houlihan Lokey”), the Partnership’s independent financial advisor, rendered an opinion included in the Partnership’s Starwood 14D-9, as amended, to the effect that, as of the date of the opinion, and based upon and subject to the considerations and limitations set forth therein, our $700 per Unit Offer Price was fair to a Limited Partner from a financial point of view. Houlihan Lokey rendered that opinion before we amended our Offer to eliminate the Minimum Condition and the Consent Condition. Based on Houlihan Lokey’s opinion as to the fairness, from a financial point of view, to a Limited Partner of the January Kalmia Offer, we believe that Houlihan Lokey will find our enhanced Offer Price of $735 per Unit to be fair to a Limited

4

Partner from a financial point of view despite our elimination of the Minimum Condition, Consent Condition and the Amendment Effectiveness Condition. See “SPECIAL FACTORS — Background to the Offer,” “SPECIAL FACTORS — Fairness of the Offer” and “SPECIAL FACTORS — Determination of the Offer Price.”

What does the General Partner think of Kalmia’s offer?

•	In response to the January Kalmia Offer, the Partnership filed a Schedule 14D-9 with the SEC on January 20, 2004 (the “Partnership’s Kalmia 14D-9”). In the Partnership’s Kalmia 14D-9, the Partnership did not express an opinion, or make a recommendation, and remained neutral regarding the January Kalmia Offer.

•	Although the General Partner remained neutral, Houlihan Lokey rendered an opinion included in the Partnership’s Kalmia 14D-9 to the effect that, as of the date of the opinion, and based upon and subject to the considerations and limitations set forth therein, the $725 per Unit offer price in the January Kalmia Offer was fair to a Limited Partner from a financial point of view. However, Houlihan Lokey’s opinion regarding the January Kalmia Offer assumes that the January Kalmia Offer is fully subscribed and does not address the fairness from a financial point of view of that offer to Unitholders who elect not to tender in the January Kalmia Offer or who elect to tender in that offer but who are subject to a pro rata reduction of the number of Units they can tender due to the applicability of the transfer restrictions contained in the Partnership Agreement.

•	Counsel to the GP Board sent a letter to Kalmia’s counsel, dated January 20, 2004, urging Kalmia to either commit to effect a back-end merger or seek to amend the Partnership Agreement to render the transfer restrictions inapplicable to its offer. We believe this letter reflects the GP Board’s belief that, absent an amendment to the Partnership Agreement, Kalmia’s ability to purchase Units in its offer is limited by the transfer restrictions.

•	In the Partnership’s Kalmia 14D-9, the General Partner stated its belief that the absence of a commitment to consummate a back-end merger may be seen by Limited Partners as a reason to tender their Units even if they otherwise might prefer not to sell their Units at this time for $725 per Unit.

•	The General Partner has stated that Unitholders cannot be assured that Kalmia has sufficient capital to pay for Units solicited in the January Kalmia Offer because Kalmia has not engaged a depositary and because no complete audited financial statements of Kalmia are publicly available.

What are most significant conditions to the Offer?

•	As discussed above, we have eliminated three of the most significant conditions to our Offer, the Minimum Condition, the Consent Condition and the Amendment Effectiveness Condition. There are several remaining conditions to our Offer, the most significant of which include that:

•	We conclude in our reasonable discretion that the Partnership will, either in connection with the completion of our Offer or at a subsequent date or dates, recognize the transfer of Units to us in connection with the Offer; and

•	We conclude in our reasonable discretion that the Partnership will give its written consent to our becoming a Substituted Limited Partner as defined in the Partnership Agreement.

•	We reserve the right to waive these or any of the other conditions to our Offer.

•	See “THE TENDER OFFER — Conditions to the Offer.”

What are your future intentions?

•	We intend to effect the Merger if (i) we receive Majority Consent to (x) the Proposals to amend the Partnership Agreement to include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” in the Partnership Agreement and (y) the Proposals to render the transfer restrictions set forth in Section 11.01(a) of the Partnership Agreement inapplicable to

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Qualified Tender Offers and Qualified Mergers, including the Offer and the Merger, and at least a majority of the Units are validly tendered and not withdrawn in the Offer, or (ii) we receive Majority Consent to each of the Proposals described in clause (i) and the Proposal to approve the Merger and the Merger Agreement (whether or not a majority of the Units are validly tendered and not withdrawn in the Offer).

•	If the events described above do not occur or, if we are unable for regulatory or other legal reasons to effect the Merger, we may seek to acquire additional Units through open market purchases, privately negotiated transactions, a tender or exchange offer or other transactions or a combination of these methods on such terms and at such prices as we shall determine, which may be different from the terms and price paid in the Offer. We also reserve the right to dispose of Units that we have acquired or may acquire.

•	See “SPECIAL FACTORS — Purpose of the Offer; Future Plans.”

If you complete the Offer, will the Partnership continue as a public entity?

•	If we effect the Merger, the Partnership will no longer be publicly owned, and its financial statements and other important information regarding the Partnership and its business will no longer be publicly available.

•	If transfers of Units in our Offer or otherwise result in there being less than 300 Unitholders, the Partnership will no longer be required to file periodic and other reports with the SEC. If the Partnership has fewer than 300 Unitholders after the Offer and we control the Partnership, we expect to take the necessary steps to terminate the Partnership’s obligations to file periodic and other reports with the SEC. We do not know whether the successful completion of the Offer will result in fewer than 300 Unitholders. Even if the Partnership no longer files periodic and other reports with the SEC, the Partnership would be obligated to comply with the annual and quarterly reporting requirements set forth in Section 12.04(e) of the Partnership Agreement.

•	See “SPECIAL FACTORS – Effects of the Offer.”

How was the amended Offer Price determined?

•	We determined our $735 per Unit Offer Price in relation to Kalmia’s lower offer price. In addition, we considered the fact that on December 26, 2003, Houlihan Lokey, the Partnership’s independent financial advisor, rendered an opinion to the Partnership to the effect that, as of the date of the opinion, and based upon and subject to the considerations and limitations set forth therein, our $700 per Unit Offer Price was fair to a Limited Partner from a financial point of view. We also took into account information provided in the Partnership’s public filings, including its latest statements filed with the Partnership’s quarterly report filed on Form 10-Q for the quarter ended September 30, 2003. With this information, our knowledge of the industry and Houlihan Lokey’s more recent valuations of the Partnership with respect to our $700 per Unit Offer Price and the January Kalmia Offer, we generated an estimated enterprise value of the Partnership. See “SPECIAL FACTORS — Determination of the Offer Price.”

What is the market value of my units?

•	There is no established public market for the Units, although there is a limited secondary market for the Units. In July 2003, Windy City made a tender offer to purchase up to 15% of the outstanding Units for a proposed purchase price of $525 per Unit, reduced by the $50 transfer fee charged by the Partnership per transferring Unitholder and the amount of any cash distributions made or declared on or after July 7, 2003 (plus certain interest). In August and October 2003, Kalmia made two tender offers to purchase up to 58.94% and 54% of the Units, respectively, each for a proposed purchase price of $550 per Unit, less the amount of any cash distributions made on or after July 7, 2003 and October 1, 2003, respectively. According to Windy City’s and Kalmia’s public filings, 2.3% of the Units

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were accepted for payment in Windy City’s offer and 5.6% of the Units in the aggregate were accepted for payment in Kalmia’s offers. In January 2004, after we increased our $625 per Unit Offer Price to $700 per Unit, Kalmia initiated a third tender offer at a proposed price of $725 per Unit. The weighted average price per Unit for Units traded during the 12-months ended March 31, 2003 was $407.82, based on trades reported by The Partnership Spectrum, an industry publication. According to the American Partnership Board, in the first and second quarters of 2003, approximately 380 Units were traded through its auction process, at prices ranging from $418 to $507 per Unit. Prices obtainable in the secondary market today or at any other time may be higher or lower than these historic prices.

•	See “SPECIAL FACTORS — Determination of the Offer Price.”

Do you have the financial resources to pay the Offer Price for the Units?

•	Yes. If we buy all the Units, the aggregate amount of cash that we will need to purchase the Units and to pay related fees and expenses will be approximately $99,666,000 and $1,500,000, respectively. Starwood has committed to contribute to us, from its cash on hand, all the cash necessary to complete the Offer and to pay related fees and expenses. Starwood has the financial resources to meet this commitment. See “CERTAIN INFORMATION CONCERNING PURCHASER, STARWOOD, THE GENERAL PARTNER AND THE PARTNERSHIP — Source and Amount of Funds for the Offer.”

Will the Offer affect my Units if I do not tender them in the Offer?

•	Yes. If you do not tender your Units in our Offer and we are able to effect the Merger, you will be cashed out in the Merger and you will receive the same Offer Price per Unit that you would have received if you had tendered your Units in the Offer. If we complete the Offer but are unable to effect the Merger, the liquidity for your Units may decrease based on the number of Units we purchase. The Partnership has repeatedly stated that there is no public market for the Units, it is not anticipated that a public market for the Units will develop and privately negotiated sales and sales through intermediaries currently are the primary means available to liquidate an investment in the Units. See “SPECIAL FACTORS — Purpose of the Offer; Future Plans” and “SPECIAL FACTORS — Effects of the Offer.”

Are there possible restrictions or delays with respect to my ability to transfer my Units to you?

•	Yes. Unless amended as contemplated by the Consent Solicitation, the following provisions of the Partnership Agreement will restrict or delay your ability to transfer your Units in the Offer:

•	The General Partner may withhold its consent to our admission as a Substituted Limited Partner with respect to your Units, which would mean that we could not succeed to the voting and other non-economic rights associated with your Units;

•	Transfers of Units are not valid if counsel to the Partnership believes that the transfers would be likely to violate applicable laws or result in specific adverse tax consequences, such as a termination of the Partnership for United States federal income tax purposes which would occur if the transfer would result in 50% or more of the Units being transferred in a 12-month period. If we receive less than Majority Consent to the Proposals to include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” in the Partnership Agreement and to render the transfer restrictions contained in Section 11.01(a) of the Partnership Agreement inapplicable to transfers in connection with Qualified Tender Offers and Qualified Mergers, including the Offer and the Merger, we may only be able to acquire approximately 38% of the Units in the Offer (or fewer, depending on other transfers of Units). If we are unable to purchase all of the Units tendered in the Offer for any reason, the number of Units we would purchase in the Offer would be reduced pro rata based on the number of tendered Units;

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•	Transfers of Units are recognized on the Partnership’s books only as of the last business day of a calendar quarter; and

•	The General Partner may suspend transfers of your Units if those transfers would result in 40% or more of the Units being transferred in a 12-month period. In the event that (i) the conditions to our Offer are met, (ii) we fail to obtain sufficient consents to render the transfer restrictions inapplicable to our Offer and (iii) the General Partner applies this 40% limitation, Starwood intends to accept for payment all Units tendered up to the 50% limitation described above. This would include those Units tendered in excess of the 40% limitation, even though transfers of those Units will not be recognized by the Partnership until subsequent quarters.

•	See “SPECIAL FACTORS — Certain United States Federal Income Tax Considerations” and “THE TENDER OFFER — Transfer Restrictions.”

How long do I have to decide if I want to tender my Units to you and deliver my consents?

•	You have until 5:00 p.m., Eastern time, on February 6, 2004, to tender your Units and deliver your consents to the Proposals. We may extend the Offer and the Consent Solicitation in our discretion. If we do so we will make a public announcement not later than 9:00 a.m., Eastern time, on the business day after the Offer and the Consent Solicitation are scheduled to expire. See “THE TENDER OFFER — Terms of the Offer; Expiration Date.”

What do I do if I have already tendered my Units to Kalmia but want to participate in your Offer instead?

•	If you have already tendered your Units in the January Kalmia Offer and you wish to tender your Units in our Offer instead, (i) you or your broker should notify Kalmia in writing before the expiration of Kalmia’s offer at Kalmia’s address listed in its offer to purchase, which notice must include your name, the number of Units to be withdrawn from the January Kalmia Offer and the name in which the Units you tendered to Kalmia are registered, and (ii) once your Units have been withdrawn from Kalmia’s offer, you, or your broker, dealer, commercial bank, trust company or other nominee, should complete and submit the BLUE Agreement of Assignment and Transfer for our Offer.

•	For the convenience of Unitholders who have tendered any Units in the January Kalmia Offer, we have enclosed a PINK form of withdrawal notice for the January Kalmia Offer with this Supplement. Unitholders wishing to withdraw Units tendered in Kalmia’s offer should properly complete the PINK withdrawal notice and deliver it to Kalmia Investors, LLC, 601 Carlson Parkway, Suite 200, Minnetonka, MN 55305.

•	See “THE TENDER OFFER — Procedure for Accepting the Offer and Tendering Units — Withdrawing Units from the Kalmia Offer.”

Do I need to take any action if I have already delivered my consents to Starwood or tendered my Units?

•	If you wish to consent to any or all of the Proposals, you must deliver the enclosed new YELLOW Consent Form to the Depositary in the manner set forth on page S-16 of this Supplement, even if you have already delivered a green Consent Form to us. See “THE CONSENT SOLICITATION — Voting and Revocation of Consents.”

•	If you have already tendered your Units to Starwood you will receive the new Offer Price of $735 per Unit without taking any further action. See “THE TENDER OFFER — Procedure for Accepting the Offer and Tendering Units.”

How do I tender my Units?

•	You tender your Units by delivering a completed BLUE Agreement of Assignment and Transfer to the Depository by mail, hand delivery or facsimile (to the address set forth on page 9 and on the back cover

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of this Supplement or to facsimile no.: 718-234-5001) so that it is received by the Depositary no later than the time the Offer expires. A pre-addressed postage-paid envelope is enclosed for your convenience. If delivery is by facsimile, you must also return the original documents, which originals, only, may be received after the Expiration Date provided that the facsimile is received prior to or on the Expiration Date. If you have already tendered your Units, you do not need to take any further action. See “THE TENDER OFFER — Procedure for Accepting the Offer and Tendering Units.”

How do I consent to the Proposals?

•	If you wish to consent to any or all of the Proposals, you must complete, sign, date and return the enclosed new YELLOW Consent Form to the Depositary in the manner set forth on page S-16 of this Supplement, even if you have already delivered your green Consent Form to us. For your convenience, we have enclosed an envelope with pre-paid postage. Your vote on these matters is very important. Your failure to return a Consent Form will have the same effect as not consenting to the Proposals; it will constitute a vote against the Proposals. For the Depositary’s address and facsimile number and for more information, see “THE CONSENT SOLICITATION — Voting and Revocation of Consents.”

Whom can I call with questions about the Offer or the Consent Solicitation?

•	Questions or requests for assistance or additional copies of this Supplement, the Offer to Purchase and Solicitation Statement, the Agreement of Assignment and Transfer or the Consent Form, or questions about withdrawing your Units tendered to Kalmia, may be directed to the Information Agent at the number set forth below.

The Depositary for the Offer is:	The Information Agent for the Offer is:

American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038 Telephone: 1-877-248-6417 (Toll-Free) Facsimile: 718-234-5001	D.F. King & Co., Inc. 48 Wall Street New York, NY 10005 Bankers and Brokers Call Collect: 1-212-269-5550 All Others Call Toll-Free: 1-888-605-1957

      The information contained in the Supplement concerning the Partnership and the reports, opinions and appraisals that we refer to in the Offer to Purchase and Solicitation Statement were obtained by Starwood from the General Partner, 909 Corp. or publicly-available sources. Purchaser and Starwood do not take any responsibility for the accuracy of any such information contained in the Partnership’s reports filed with the SEC, other than any responsibility Starwood may have as the parent company of the General Partner. In addition, Purchaser and Starwood do not take any responsibility for the accuracy of information contained in the reports, opinions and appraisals of third parties that we refer to in this Supplement or the Offer to Purchase and Solicitation Statement.

      January 30, 2004.

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To All Holders of Limited Partnership Units of Westin Hotels Limited Partnership:

INTRODUCTION

Background and Summary

      This Supplement amends and supplements the Offer to Purchase and Solicitation Statement dated November 4, 2003 (the “Offer to Purchase and Solicitation Statement”) of WHLP Acquisition LLC (“Purchaser”), a Delaware limited liability company and a wholly owned subsidiary of Starwood Hotels & Resorts Worldwide, Inc., a Delaware corporation (“Starwood”). This Supplement has been prepared to disclose the terms of and conditions to our amended Offer and Consent Solicitation and to update certain information included in the Offer to Purchase and Solicitation Statement with respect to events that have occurred since the distribution of the Offer to Purchase and Solicitation Statement. Except as otherwise set forth in this Supplement, the terms and conditions set forth in the Offer to Purchase and Solicitation Statement, the Agreement of Assignment and Transfer and the Consent Form previously mailed to Unitholders and filed with the Securities and Exchange Commission (the “SEC”) remain applicable in all respects to the Offer and Consent Solicitation. Unless otherwise defined in this Supplement, terms used in this Supplement and defined in the Offer to Purchase and Solicitation Statement will be used as defined in the Offer to Purchase and Solicitation Statement. The terms “Agreement of Assignment and Transfer” and “Consent Form” will be used to refer to the amended forms of those documents that are being delivered to you with this Supplement.

      The terms “Purchaser,” “we,” “us” and “our” refer to WHLP Acquisition LLC, and references to affiliates of either Starwood or Purchaser exclude Westin Realty Corp., a wholly owned subsidiary of Starwood and the general partner (the “General Partner”) of the Partnership, and 909 North Michigan Avenue Corp. (“909 Corp.”), a wholly owned subsidiary of Starwood and both the manager of the Partnership’s hotel, The Westin Michigan Avenue, Chicago (the “Michigan Avenue Hotel”), and the general partner of the Partnership’s subsidiary limited partnership that directly owns the Michigan Avenue Hotel. The General Partner, a subsidiary of Starwood, is the sole general partner of the Partnership.

      We are offering to purchase all the outstanding units of limited partnership interest (the “Units”) in Westin Hotels Limited Partnership (the “Partnership”) for $735 in cash per Unit, less the amount of any cash distributions made or declared with respect to the Units on or after January 1, 2004 (the “Offer Price”). We are also soliciting the consent of the limited partners of the Partnership (“Limited Partners”) to proposals (“Proposals”) that would facilitate the transfer of your Units to us in the Offer, permit us to acquire all Units validly tendered to us and not withdrawn and facilitate our ability to effect a merger between us or one of our affiliates and the Partnership (the “Merger”) (the “Consent Solicitation”). Limited Partners of record as of January 1, 2004 (the “Record Date”) are entitled to consent to the Proposals in the Consent Solicitation. We are making this Offer and Consent Solicitation upon the terms of and subject to the conditions set forth in the Offer to Purchase and Solicitation Statement, this Supplement, the Agreement of Assignment and Transfer and the Consent Form, as each has been or may be amended or supplemented from time to time (which together constitute the “Offer”). Unitholders who tender their Units to us will not have to pay the $50.00 transfer fee per transferring Unitholder charged by the Partnership, as we will bear that cost.

      The Offer, the withdrawal rights for the Offer and the Solicitation Period for the consents will expire at 5:00 p.m., Eastern time, on February 6, 2004, unless further extended (as so amended, the “Expiration Date”).

      If you have already tendered your Units to us, you will receive the new Offer Price of $735 per Unit without taking any further action.

      If you wish to consent to any or all of the Proposals, you must deliver the enclosed new YELLOW Consent Form to the Depositary in the manner set forth on page S-16 of this Supplement, even if you have already delivered a green Consent Form to us. See “THE CONSENT SOLICITATION — Voting and Revocation of Consents.”

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Amendments to Our Offer

      As described more fully below, we have amended or are amending our Offer to, among other things:

•	Increase the Offer Price from $700 to $735 per Unit in cash, less the amount of any cash distributions made or declared with respect to the Units on or after January 1, 2004 (Unitholders who have already tendered their Units to us will receive the new Offer Price);

•	Extend the time during which our Offer will remain open until 5:00 p.m., Eastern time, on February 6, 2004, unless further extended;

•	Eliminate the conditions to our Offer that:

•	At least a majority of the issued and outstanding Units shall have been validly tendered and not withdrawn on or before the Expiration Date (the “Minimum Condition”);

•	On or before the Expiration Date, Purchaser shall have received the valid written consent to each of the Proposals, as described in “THE CONSENT SOLICITATION,” which consent shall not have been revoked, by Limited Partners who collectively hold more than (i) 10% of the Units with respect to Proposal No. 1 (regarding the submission of the Amendments to the Partnership Agreement and a related statement of purpose to the General Partner on your behalf, as your attorney-in-fact), and (ii) 50% of the Units with respect to each other Proposal (regarding the actual Amendments to the Partnership Agreement and the approval of the Merger and the Merger Agreement) (the “Consent Condition”); and

•	The proposed Amendments shall have been adopted and shall be in full force and effect (the “Amendment Effectiveness Condition”); and

•	Add the conditions to our Offer that:

•	We conclude in our reasonable discretion that the Partnership will, either in connection with the completion of our Offer or at a subsequent date or dates, recognize the transfer of Units to us in connection with the Offer; and

•	We conclude in our reasonable discretion that the Partnership will give its written consent to our becoming a Substituted Limited Partner as defined in the Partnership Agreement.

      We reserve the right to waive any of the conditions or to extend the Offer, upon the terms of and subject to the conditions contained in the Offer to Purchase and Solicitation Statement and this Supplement.

Amendments to Our Consent Solicitation

      As described more fully below, we are amending the Consent Solicitation in the following ways:

•	To extend the time during which the Consent Solicitation remains open until 5:00 p.m., Eastern time, on February 6, 2004, unless further extended; and

•	To amend the definition of “Qualified Tender Offer” in Proposal No. 2 to mean an offer to purchase all the Units for cash in which the offeror publicly discloses that it intends to consummate a Qualified Merger following the completion of such offer if, following the completion of the offer, the offeror owns a majority of the Units.

      If you wish to consent to any or all of the Proposals, you must deliver the enclosed new YELLOW Consent Form to the Depositary in the manner set forth on page S-16 of this Supplement, even if you have already delivered a green Consent Form to us. See “THE CONSENT SOLICITATION — Voting and Revocation of Consents.”

Effect of Our Amended Offer and Consent Solicitation on Our Ability to Purchase Units

      If we receive less than Majority Consent to the Proposal to (i) amend the Partnership Agreement to include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” or

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(ii) render the transfer restrictions contained in Section 11.01(a) of the Partnership Agreement inapplicable to transfers in connection with Qualified Tender Offers and Qualified Mergers, including the Offer and the Merger, we may not be able to purchase all the Units validly tendered to us and not withdrawn. We would not be able to purchase all the Units tendered to us if, under Section 11.01(a), certain transfers of Units to us would be deemed not valid or effective under the Partnership Agreement and the Partnership would not be obligated to recognize the purported transfers for any purpose. This would occur if the Partnership Agreement is not amended as described above and if, in the opinion of counsel to the Partnership, the transfers would be likely, among other things, to result in the termination of the Partnership for United States federal income tax purposes under Section 708 of the Internal Revenue Code. Under Section 708, the Partnership will be deemed to terminate if 50% or more of the interests in the Partnership’s profit and capital are sold or exchanged within a 12-month period. Based on the Partnership’s SEC filings, we believe that, assuming no Units were transferred in the first quarter of 2004 other than in the Offer, we could acquire approximately 38% of the Units in the Offer without exceeding the 50% threshold described above. See “SPECIAL FACTORS — Certain United States Federal Income Tax Considerations.”

      Accordingly, if we receive less than Majority Consent to the Proposals described above, we may not be able to purchase more than approximately 38% of the Units in the Offer (or fewer depending on the number of other transfers of Units). If this occurs, the number of Units we will purchase from each tendering Unitholder in the Offer will be reduced pro rata based on the number of tendered Units.

Effect of Our Amended Offer and Consent Solicitation on Our Ability to Complete the Merger

      We intend to effect the Merger only if:

•	We receive valid consents from Limited Partners who collectively hold more than 50% of the Units (“Majority Consent”) to the Proposals to amend the Partnership Agreement to (i) include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” and (ii) render the transfer restrictions set forth in Section 11.01(a) of the Partnership Agreement inapplicable to Qualified Tender Offers and Qualified Mergers, including the Offer and the Merger, and at least a majority of the Units are validly tendered in the Offer and not withdrawn; or

•	We receive Majority Consent to the Proposals to (i) include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” in the Partnership Agreement; (ii) render the transfer restrictions set forth in Section 11.01(a) of the Partnership Agreement inapplicable to Qualified Tender Offers and Qualified Mergers, including the Offer and the Merger; and (iii) approve the Merger and the Merger Agreement.

•	In all other events, we do not intend to effect the Merger.

      If we receive Majority Consent to the Proposals to (i) include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” in the Partnership Agreement and (ii) render the transfer restrictions inapplicable to transfers made in connection with such offers and mergers, but we do not receive Majority Consent to the Proposal to approve the Merger and the Merger Agreement and less than a majority of the Units are tendered in the Offer, we may acquire a number of Units in the Offer in excess of the number that would result in a deemed termination of the Partnership for United States federal income tax purposes under Section 708 of the Internal Revenue Code but would not be able to effect the Merger. If we were to do this, Unitholders who did not tender their Units in the Offer could suffer negative tax consequences. See “SPECIAL FACTORS — Certain United States Federal Income Tax Considerations.”

Purpose of our Offer and Consent Solicitation

      We are making the Offer and conducting the Consent Solicitation to acquire the greatest number of Units possible to exercise the greatest degree of influence possible over the Partnership. In the event that we effect the Merger (under the circumstances described above), the outstanding Units not owned by us or our affiliates will be converted into the right to receive cash in an amount equal to the price per Unit payable in the Offer. While we reserve the right to do so, we do not expect to change the board of directors of the General Partner (the “GP Board”) or the management or operations of the Partnership prior to effecting the Merger.

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In addition, if we were to complete the Offer and effect the Merger, we do not have any current plans to effect any extraordinary transactions involving the Partnership’s property but we reserve the right to do so. See “SPECIAL FACTORS — Alternatives Considered to the Offer” and “THE TENDER OFFER — Purpose of the Offer; Future Plans.”

      As of the date of this Supplement, we do not own any Units. To the best of our knowledge, as of that date none of our affiliates owns any Units except for the Chairman and Chief Executive Officer of Starwood, who indirectly beneficially owns 259 Units. We have been informed that the persons who have voting control over and the power to dispose of these Units intend to tender them in the Offer and to consent to the Proposals.

      THE AMENDED OFFER IS CONDITIONED UPON CERTAIN CONDITIONS DESCRIBED IN “THE TENDER OFFER — CONDITIONS TO THE OFFER,” INCLUDING THE NEW CONDITIONS THAT WE CONCLUDE IN OUR REASONABLE DISCRETION THAT THE PARTNERSHIP WILL (I) EITHER IN CONNECTION WITH THE COMPLETION OF OUR OFFER OR AT A SUBSEQUENT DATE OR DATES, RECOGNIZE THE TRANSFER OF UNITS TO US IN CONNECTION WITH THE OFFER AND (II) GIVE ITS WRITTEN CONSENT TO OUR BECOMING A SUBSTITUTED LIMITED PARTNER AS DEFINED IN THE PARTNERSHIP AGREEMENT; ALTHOUGH WE RESERVE THE RIGHT TO WAIVE ANY OF THE CONDITIONS OR TO EXTEND THE OFFER, UPON THE TERMS OF AND SUBJECT TO THE CONDITIONS CONTAINED IN THE OFFER TO PURCHASE AND SOLICITATION STATEMENT AND THIS SUPPLEMENT.

      THIS SUPPLEMENT, THE OFFER TO PURCHASE AND SOLICITATION STATEMENT AND THE RELATED AGREEMENT OF ASSIGNMENT AND TRANSFER AND CONSENT FORM CONTAIN IMPORTANT INFORMATION AND YOU SHOULD CAREFULLY READ ALL OF THE DOCUMENTS IN THEIR ENTIRETY BEFORE YOU MAKE DECISIONS WITH RESPECT TO THE OFFER AND CONSENT SOLICITATION.

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SPECIAL FACTORS

1.	RISK FACTORS

      The discussion set forth under the heading, “SPECIAL FACTORS — Risk Factors,” on pages 3-4 of the Offer to Purchase and Solicitation Statement is hereby amended to delete the Risk Factor entitled “If we do not receive sufficient consents, we may not be able to complete the Offer and pay for your Units,” and to add the following Risk Factors:

We may not be able to purchase all the Units validly tendered to us and not withdrawn or to effect the Merger.

•	If we receive less than Majority Consent to the Proposal to (i) amend the Partnership Agreement to include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” or (ii) render the transfer restrictions contained in Section 11.01(a) of the Partnership Agreement inapplicable to transfers in connection with Qualified Tender Offers and Qualified Mergers, including the Offer and the Merger, we may not be able to purchase all the Units validly tendered to us and not withdrawn. We would not be able to purchase all the Units tendered to us if, under Section 11.01(a), certain transfers of Units to us would be deemed not valid or effective under the Partnership Agreement and the Partnership would not be obligated to recognize the purported transfers for any purpose. This would occur if the Partnership Agreement is not amended as described in “THE CONSENT SOLICITATION” and if, in the opinion of counsel to the Partnership, the transfers would be likely, among other things, to result in the termination of the Partnership for United States federal income tax purposes under Section 708 of the Internal Revenue Code. Under Section 708, the Partnership will be deemed to terminate if 50% or more of the interests in the Partnership’s profit and capital are sold or exchanged within a 12-month period. Based on the Partnership’s SEC filings, we believe that, assuming no Units were transferred in the first quarter of 2004 other than in the Offer, we could acquire approximately 38% of the Units in the Offer without exceeding the 50% threshold described above. See “SPECIAL FACTORS — Certain United States Federal Income Tax Considerations.”

•	Accordingly, if we receive less than Majority Consent to the Proposals described above, we may not be able to purchase more than approximately 38% of the Units in the Offer (or fewer depending on the number of other transfers of Units). If this occurs, the number of Units we will purchase from each tendering Unitholder in the Offer will be reduced pro rata based on the number of tendered Units.

      See “SPECIAL FACTORS — Certain United States Federal Income Tax Considerations.”

If the Offer is completed but the Merger is not effected, non-tendering Unitholders may be harmed.

•	If we complete our Offer but are unable to effect the Merger, the liquidity for your Units may decrease based on the number of Units we purchase. The Partnership has repeatedly stated that there is no public market for the Units, it is not anticipated that a public market for the Units will develop and privately negotiated sales and sales through intermediaries currently are the primary means available to liquidate an investment in the Units.

•	If we receive Majority Consent to the Proposals to (i) include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” in the Partnership Agreement and (ii) render the transfer restrictions inapplicable to such offers and mergers, but we do not receive Majority Consent to the Proposal to approve the Merger and the Merger Agreement and less than a majority of the Units are tendered in the Offer, we may acquire a number of Units in the Offer in excess of the number that would result in a deemed termination of the Partnership for United States federal income tax purposes under Section 708 of the Internal Revenue Code but would not be able to effect the Merger. If we were to do this, Unitholders who did not tender their Units in the Offer could suffer negative tax consequences.

2.	BACKGROUND TO THE OFFER

      The discussion set forth under the heading, “SPECIAL FACTORS — Background to the Offer,” on pages 4-9 of the Offer to Purchase and Solicitation Statement is hereby supplemented to add the following at the end of such section:

      On November 4, 2003, we commenced the Offer and Consent Solicitation by mailing the Offer to Purchase and Solicitation Statement to Unitholders and filing the document and related materials with the SEC on a joint Schedule TO-T and Schedule 13e-3 (the “Schedule TO-T”) as well as on a definitive Schedule 14A (the “Definitive 14A”).

      On November 6, 2003, the Partnership filed its quarterly report on Form 10-Q (the “Third Quarter 10-Q”) with the SEC.

      On November 10, 2003, Kalmia announced that approximately 1,210 Units were validly tendered and not withdrawn in the October Kalmia Offer, representing approximately 0.9% of the outstanding Units.

      On November 13, 2003, Madison Liquidity Investors 103, LLC, Madison/ WP Value Fund IV, LLC, The Harmony Group II, LLC and Bryan E. Gordon, each an affiliate of Windy City (collectively, the “Affiliates of Windy City”), but not Windy City itself, mailed a letter to Unitholders and filed a Schedule 14D-9 with the SEC (the “Affiliates of Windy City 14D-9”) relating to our original Offer of $625 per Unit. In those documents, the Affiliates of Windy City advised Unitholders to reject that Offer, not tender their Units pursuant to that Offer and vote against the Proposals for the reasons stated in those documents.

      On November 17, 2003, Kalmia mailed a letter to Unitholders and filed a Schedule 14D-9 with the SEC (the “Kalmia 14D-9”) relating to our original Offer of $625 per Unit. In those documents, Kalmia advised Unitholders to reject that Offer, not to tender their Units pursuant to that Offer and to vote against the Proposals for the reasons stated in those documents.

      On November 18, 2003, the Partnership filed a Schedule 14D-9 with the SEC with respect to our original Offer of $625 per Unit (the “Partnership’s Starwood 14D-9”) in which (i) the General Partner disclosed that it was expressing no opinion, making no recommendation and remaining neutral with respect to our Offer, and (ii) the Partnership disclosed that Houlihan Lokey had rendered an opinion included in the Partnership’s Starwood 14D-9 to the effect that, as of the date of the opinion, and based upon and subject to the considerations and limitations set forth therein, the $625 per Unit Offer Price was not fair to a Limited Partner from a financial point of view. On that day, the Partnership (x) mailed the Partnership’s Starwood 14D-9 and Third Quarter 10-Q to Unitholders and (y) filed a Form 8-K with the SEC containing preliminary unaudited limited financial information for the Michigan Avenue Hotel for October 2003.

      On November 18, 2003, in United States Court for the Southern District of New York, Warren Heller and Ralph Silver filed a purported class action against us, Starwood, the General Partner and other named persons (the “Heller Complaint”). The Heller Complaint alleges violations of Sections 14(a), 14(e) and 20 of the Securities Exchange Act of 1934 (the “Exchange Act”), breach of fiduciary duty, breach of contract and intentional interference with contractual relations. Plaintiffs are seeking costs and compensatory, punitive and exemplary damages. Starwood believes the lawsuit, which is in its early stages, is without merit and intends to vigorously defend it. On November 24, 2003, we filed amendments to the Schedule TO-T and Definitive 14A with the SEC to disclose the purported class action. On January 26, 2004, Defendants filed a motion asking the court to dismiss, as a matter of law, all claims in the Heller Complaint.

      On November 21, 2003, Starwood sent a letter to the GP Board expressing our disappointment that Houlihan Lokey concluded that our proposed purchase price of $625 per Unit was not fair to a Limited Partner from a financial point of view. In the letter, Starwood requested a meeting with the GP Board and/or Houlihan Lokey for the limited purpose of determining if they had more recent information that would cause Starwood to revise its view as to the value of the Partnership and potentially increase the price we offer. We filed an amendment to the Schedule TO-T with the SEC on November 25, 2003 to reflect this communication.

      The GP Board responded to Starwood’s November 21, 2003 letter in a letter dated November 25, 2003. In the letter, the GP Board stated that it did not think such a meeting would be beneficial at that time. The GP Board encouraged Starwood to increase the then-current Offer Price to an amount that would be deemed by Houlihan Lokey to be fair to the Limited Partners from a financial point of view. The GP Board also encouraged Starwood to consider the value of the Michigan Avenue Hotel and the other assets of the Partnership, rather than the price offered in other recent tender offers for Units, in determining the amount by which to increase the Offer Price. The GP Board included with the letter certain October financial information and November revenue information for the Michigan Avenue Hotel. The Partnership included the letter and financial information as exhibits to an amendment to the Partnership’s Starwood 14D-9 filed with the SEC on November 25, 2003. In the same amendment, the Partnership disclosed the lawsuit by Warren Heller and Ralph Silver.

      On November 24, 2003, MacKenzie Patterson Fuller, Inc. (“MacKenzie”), an entity that says it is the beneficial holder of approximately 2.2% of the outstanding Units, mailed a letter to Unitholders which it filed as an exhibit to a Schedule 14D-9 (the “MacKenzie 14D-9”) with the SEC in which MacKenzie advised Unitholders to reject our original Offer of $625 per Unit, to not tender their Units pursuant to that Offer and to vote against the Proposals for the reasons stated therein.

      On December 1, 2003, Kalmia mailed a second letter to Unitholders advising them, for the reasons stated in the letter, to reject our original Offer of $625 per Unit. On that date, Kalmia filed an amendment to the Kalmia 14D-9 with the SEC that included the letter as an exhibit.

      On December 2, 2003, MacKenzie filed an amendment to the MacKenzie 14D-9 with the SEC to supplement the reasons for its recommendation against tendering in our original Offer of $625 per Unit.

      On December 5, 2003, we extended the Expiration Date and the end of the Solicitation Period until 5:00 p.m., Eastern time, on December 19, 2003. On that date, we filed amendments to the Schedule TO-T and Definitive 14A with the SEC to reflect the extensions.

      On December 8, 2003, employees of Starwood contacted representatives of Kalmia and participated in a conference call with them to discuss the Offer. During that call, the representatives of Kalmia indicated that at that time Kalmia did not intend to tender its Units to Starwood in the original Offer of $625 per Unit in its current context. We filed an amendment to the Schedule TO-T with the SEC on December 12, 2003, to disclose these conversations.

      On December 17, 2003, the Affiliates of Windy City filed with the SEC a statement of beneficial ownership on Schedule 13D and as an amendment to the Affiliates of Windy City 14D-9. In that statement, such affiliates disclosed that (i) they had entered into contractual arrangements to purchase 65 Units for prices ranging from $554 to $600 per Unit during the month of October 2003 and (ii) as a result of such arrangements, they beneficially owned 10,502 Units, representing approximately 7.7% of the total outstanding Units.

      On December 22, 2003, we issued a press release and mailed a letter to Unitholders announcing that we had increased the Offer Price to $700 per Unit and extended the Expiration Date and end of the Solicitation Period to 5:00 p.m., Eastern time, on January 23, 2004. On that date, we filed amendments to the Schedule TO-T and Definitive 14A with the SEC to reflect these changes and disclose the press release and letter.

      On December 23, 2003, Starwood received a letter from the staff of the SEC (the “Staff”) commenting on our amended Schedule TO-T. In particular, the Staff requested clarification of a statement we made in the December 22 letter mailed to Unitholders in which we stated that certain Unitholders had criticized our Offer of $625 per Unit. We filed an amendment to the Schedule TO-T with the SEC on December 24, 2003 to identify Windy City and Kalmia as the Unitholders we had previously referred to in general terms.

      On December 29, 2003, the Partnership filed an amendment to the Partnership’s Starwood 14D-9 with the SEC with respect to our amended Offer. In this amendment, (i) the General Partner disclosed that it was expressing no opinion, making no recommendation and remaining neutral with respect to our $700 per Unit

Offer, and (ii) the Partnership disclosed that Houlihan Lokey had rendered an opinion included in the Partnership’s Starwood 14D-9 to the effect that, as of the date of the opinion, and based upon and subject to the considerations and limitations set forth therein, the $700 per Unit Offer Price was fair to a Limited Partner from a financial point of view.

      On January 6, 2004, we mailed a letter to Unitholders discussing Houlihan Lokey’s opinion that our Offer Price of $700 per Unit was fair to a Limited Partner from a financial point of view. On that date, we filed amendments to the Schedule TO-T and Definitive 14A with the SEC to disclose this letter.

      On January 8, 2004, Kalmia commenced a new tender offer in which it offered to pay $725 per Unit, less any cash distributions made or declared on or after December 31, 2003, for up to 50,000, or 36.87%, of the outstanding Units (the “January Kalmia Offer”). Kalmia filed its offer documents on Schedule TO-T with the SEC that same day.

      On January 9, 2004, Kalmia filed an amendment to its Schedule TO-T with the SEC to include as an exhibit thereto a letter Kalmia sent to the General Partner stating that Kalmia believed that the General Partner should recommend to the Unitholders who have tendered to Starwood that they withdraw their Units from Starwood and tender instead to Kalmia.

      On January 14, 2004, Kalmia filed an amendment to its Schedule TO-T to, among other things, (i) reflect an increase in the number of Units it would purchase in its offer from 50,000 to 117,025 Units, or 86.3% of the outstanding Units, and (ii) reflect the issuance of a press release and the mailing of a letter by Kalmia to Unitholders, both dated January 14, 2004. In the press release and letter, Kalmia informed investors of the change in the amount of Units it was offering to purchase and urged Unitholders to consider tendering to Kalmia instead of Starwood.

      On January 19, 2004, counsel to the GP Board sent a letter to Kalmia’s counsel urging Kalmia to commit to a back-end merger or to seek consents to render the transfer restrictions in the Partnership Agreement inapplicable to the January Kalmia Offer. The Partnership filed this letter with the SEC on January 20, 2004, as an exhibit to the Schedule 14D-9 it filed on that date with respect to the January Kalmia Offer (the “Partnership’s Kalmia 14D-9”). In the Partnership’s Kalmia 14D-9, the General Partner stated its belief, among other things, that the absence of a commitment to consummate a back-end merger may be seen by Limited Partners as a reason to tender their Units in the January Kalmia Offer even if they otherwise might prefer not to sell their Units at this time for $725 per Unit.

      Also in the Partnership’s Kalmia 14D-9, (i) the General Partner disclosed that it was expressing no opinion, making no recommendation and remaining neutral with respect to the January Kalmia Offer and (ii) the Partnership disclosed that Houlihan Lokey was of the opinion that, as of the date of the opinion, and based upon and subject to the considerations and limitations set forth therein, the $725 per Unit offer price in the January Kalmia Offer was fair to a Limited Partner from a financial point of view. The opinion and analysis of Houlihan Lokey are attached as exhibits to the Partnership’s Kalmia 14D-9. Houlihan Lokey’s opinion regarding the January Kalmia Offer assumes that the January Kalmia Offer is fully subscribed and does not address the fairness from a financial point of view of that offer to Unitholders who elect not to tender in the January Kalmia Offer or who elect to tender in that offer but who are subject to a pro rata reduction of the number of Units they can tender due to the applicability of the transfer restrictions contained in the Partnership Agreement.

      On January 20, 2004, Kalmia filed an amendment to its Schedule TO-T to, among other things, reflect Kalmia’s receipt of the January 19, 2004 letter from counsel to the General Partner and its response in a letter dated January 20, 2004, which letter Kalmia has not filed with the SEC.

      On January 22, 2004, Starwood issued a press release announcing the $35 per Unit increase in our Offer Price to $735 per Unit in cash, the extension of the Expiration Date and Solicitation Period to February 6, 2004 and the elimination of certain conditions to the Offer. On that date, we filed amendments to the

Schedule TO-T and Definitive 14A with the SEC to reflect those developments and disclose the press release. Excerpts of the press release follow:

WHITE PLAINS, N.Y. — (BUSINESS WIRE) — January 22, 2004 — Starwood Hotels & Resorts Worldwide, Inc. (NYSE: HOT) announced today that it is increasing its offer price to purchase all the limited partnership units of Westin Hotels Limited Partnership, the owner of the Michigan Avenue Hotel, to $735 per unit, less the amount of any cash distributions made or declared with respect to the units on or after January 1, 2004. Starwood is also eliminating the conditions to its offer that a majority of the outstanding units be tendered in the offer and that it receive consents from holders of a majority of the outstanding Units to the proposals set forth in its offer to purchase and solicitation statement, dated November 4, 2003.

Starwood is extending the period of time during which the offer and related consent solicitation will remain open until 5:00 p.m., Eastern time, February 6, 2004, unless further extended.

Starwood’s new offer is superior to the offer made by Kalmia Investors, LLC on January 8, 2004. Starwood is now offering $10 more per unit than Kalmia. In addition, if Starwood receives consents from holders of a majority of the outstanding units, Starwood will be able to amend the Partnership Agreement to permit it to purchase all of the units validly tendered in its offer. Because Kalmia is not seeking to amend the Partnership Agreement, Kalmia may not be able to purchase all of the units tendered in its offer and may subject tendering unitholders to a pro rata reduction of units that it will accept for payment.

Unitholders who have tendered their units to Kalmia and who now wish to take advantage of Starwood’s increased offer can easily do so. To withdraw from the Kalmia offer, unitholders should simply follow the instructions in Kalmia’s offer documents or use the withdrawal form that Starwood will mail to unitholders in the next several days for this purpose. Starwood expects to file a supplement to its offer to purchase and solicitation statement and related materials with the Securities and Exchange Commission and mail these documents to unitholders in the next several days.

3.     PURPOSE OF THE OFFER; FUTURE PLANS

      The paragraphs under the heading, “SPECIAL FACTORS — Purpose of the Offer; Future Plans,” on page 10 of the Offer to Purchase and Solicitation Statement are hereby amended and supplemented as follows:

      We are making the Offer and conducting the Consent Solicitation to acquire the greatest number of Units possible to exercise the greatest degree of influence possible over the Partnership. We intend to purchase all Units validly tendered to us and not withdrawn, subject to any applicable transfer restrictions under the Partnership Agreement. The Consent Solicitation is intended, in part, to render these transfer restrictions inapplicable to our Offer and the Merger. We intend to effect the Merger if (i) we receive Majority Consent to the Proposals to amend the Partnership Agreement to (x) include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” and (y) render the transfer restrictions set forth in Section 11.01(a) of the Partnership Agreement inapplicable to Qualified Tender Offers and Qualified Mergers, including the Offer and the Merger, and at least a majority of the Units are validly tendered in the Offer and not withdrawn; or (ii) we receive Majority Consent to the Proposals described in clauses (x) and (y) above and the Proposal to approve the Merger and the Merger Agreement. Effecting the Merger would enable Starwood to acquire control of, and the entire equity interest in, the Partnership and would limit or eliminate any effect on the Unitholders that could result from the termination of the Partnership for United States federal income tax purposes under Section 708 of the Internal Revenue Code. If we do not receive Majority Consent to the Proposals to (i) amend the Partnership Agreement to include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” and (ii) render the transfer restrictions contained in Section 11.01(a) of the Partnership Agreement inapplicable to transfers in connection with Qualified Tender Offers and Qualified Mergers, including the Offer and the Merger, we may not be able to purchase more than approximately 38% of the Units validly tendered to us in the Offer and not withdrawn (or fewer, depending on the number of other transfers of Units). If this occurs, the number of Units we will purchase from each tendering Unitholder in the Offer will be reduced pro rata based on the number of tendered Units.

      While we reserve the right to do so, we do not expect to change the GP Board or the management or operations of the Partnership prior to effecting the Merger. In addition, if we were to complete the Offer and effect the Merger, we do not have any current plans to effect any extraordinary transactions involving the Partnership’s property but we reserve the right to do so. See “— Alternatives Considered to the Offer.”

4.     FAIRNESS OF THE OFFER

      The discussion set forth under the heading, “SPECIAL FACTORS — Fairness of the Offer,” on pages 10-13 of the Offer to Purchase and Solicitation Statement is hereby amended and supplemented as follows:

      Paragraph 3, the discussion of the factors we and Starwood considered that we believe to be positive to the unaffiliated Unitholders, is hereby amended to remove the discussion of the Minimum Condition and to add the following reasons why we believe our Offer is fair to a Limited Partner:

•	The $735 Offer Price is $35 per Unit more than our earlier proposed purchase price of $700 (as amended December 22, 2003), which Houlihan Lokey determined was fair to a Limited Partner from a financial point of view. Houlihan Lokey’s opinion to this effect is filed with the SEC as an exhibit to the Partnership’s Starwood 14D-9.

•	We are offering $10 per Unit more than Kalmia.

•	Although the General Partner remained neutral with respect to the January Kalmia Offer, Houlihan Lokey rendered an opinion included in the Partnership’s Kalmia 14D-9 to the effect that, as of the date of the opinion, and based upon and subject to the considerations and limitations set forth therein, the $725 per Unit offer price in the January Kalmia Offer was fair to a Limited Partner from a financial point of view. Houlihan Lokey’s opinion regarding the January Kalmia Offer assumes that Kalmia’s offer is fully subscribed and does not address the fairness from a financial point of view of that offer to Unitholders who elect not to tender in the January Kalmia Offer or who elect to tender in the offer but who are subject to a pro rata reduction of the number of Units they can tender due to the applicability of the transfer restrictions contained in the Partnership Agreement.

•	The Offer Price exceeds recent indications of the market price for the Units as evidenced by the Windy City Offer, the July Kalmia Offer, the October Kalmia Offer and the January Kalmia Offer. The Offer will permit you to liquidate your investment in the Partnership at a cash price of $735 per Unit. In comparison, in July 2003, Windy City offered to purchase a portion of your Units for a cash price of $525 per Unit, in July and October 2003, Kalmia offered to purchase a portion of your Units for a cash price of $550 per Unit and in January 2004, Kalmia offered to purchase all your Units at a cash price of $725 per Unit (subject to a pro rata reduction of the number of Units Unitholders can tender due to the applicability of the transfer restrictions contained in the Partnership Agreement). Our Offer Price Represents a 1.4% premium over the purchase price in the January Kalmia Offer, a 33.6% premium over the purchase price in the July Kalmia Offer and the October Kalmia Offer and a 40.0% premium over the purchase price in the Windy City Offer. In addition, the weighted average price per Unit for Units traded during the 12-months ended March 31, 2003 was $407.82, based on trades reported by The Partnership Spectrum, an industry publication. According to the American Partnership Board, in the first and second quarters of 2003, approximately 380 Units were traded through its auction process, at prices ranging from $418 to $507 per Unit. Prices obtainable in the secondary market today or at any other time may be higher or lower than these historic prices.

•	Our Offer Price represents a 15.7% premium over the low point, a 5.6% premium over the midpoint and a 2.9% discount over the high point of the range of per Unit values determined by Houlihan Lokey in connection with its analysis of our $700 per Unit Offer Price as described in its December 26, 2003 presentation to the GP Board. See “— Background to the Offer.” Our Offer Price is also higher than the high end of the per Unit range of present values that JLL projected under each of its scenarios described in its July 24, 2003 report to the GP Board in connection with its refinancing analysis. See “— Determination of the Offer Price — Jones Lang LaSalle Hotels Refinancing Analysis.”

•	We intend to effect the Merger if:

•	We receive Majority Consent to the Proposals to amend the Partnership Agreement to (i) include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” and (ii) render the transfer restrictions set forth in Section 11.01(a) of the Partnership Agreement inapplicable to Qualified Tender Offers and Qualified Mergers, including the Offer and the Merger, and at least a majority of the Units are validly tendered in the Offer and not withdrawn; or

•	We receive Majority Consent to the Proposals described above and to the Proposal to approve the Merger and the Merger Agreement (whether or not a majority of the Units are validly tendered in the Offer and not withdrawn).

•	If we effect the Merger, all non-tendering Unitholders will be cashed out at the Offer Price, with the consequence that the termination of the Partnership for United States federal income tax purposes under Section 708 of the Internal Revenue Code should have limited or no effect on the Unitholders.

•	Except as described in the next sentence, if we accept your tendered Units for payment, we will pay you for those Units promptly after the expiration of our Offer (subject to the possible pro rata reduction of Units that we can purchase in the Offer as described elsewhere in this Supplement). If we do not receive Majority Consent to the Proposals to render the transfer restrictions inapplicable to our Offer and we receive the relief we have requested from the staff of the SEC, we may delay payment for a limited number of Units (not to exceed 10% of the Units) on a pro rata basis until the transfers of those Units are recognized by the Partnership at the end of subsequent quarters. See “THE TENDER OFFER — Acceptance for Payment and Payment for Units.” Kalmia has stated that it expects to delay payment for all Units until at least March 31, 2004;

      Paragraph 4, the discussion of the factors we and Starwood considered that we believe to be negative from the perspective of the unaffiliated Unitholders, is hereby amended and supplemented as follows:

•	If we receive less than Majority Consent to the Proposal to (i) amend the Partnership Agreement to include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” or (ii) render the transfer restrictions contained in Section 11.01(a) of the Partnership Agreement inapplicable to transfers in connection with Qualified Tender Offers and Qualified Mergers, including the Offer and the Merger, we may not be able to purchase all the Units validly tendered to us and not withdrawn. We would not be able to purchase all the Units tendered to us if, under Section 11.01(a), certain transfers of Units to us would be deemed not valid or effective under the Partnership Agreement and the Partnership would not be obligated to recognize the purported transfers for any purpose. This would occur if the Partnership Agreement is not amended as described above and if, in the opinion of counsel to the Partnership, the transfers would be likely, among other things, to result in the termination of the Partnership for United States federal income tax purposes under Section 708 of the Internal Revenue Code. Under Section 708, the Partnership will be deemed to terminate if 50% or more of the interests in the Partnership’s profit and capital are sold or exchanged within a 12-month period. Based on the Partnership’s SEC filings, we believe that, assuming no Units were transferred in the first quarter of 2004 other than in the Offer, we could acquire approximately 38% of the Units in the Offer without exceeding the 50% threshold described above. See “SPECIAL FACTORS — Certain United States Federal Income Tax Considerations.”

•	Accordingly, if we receive less than Majority Consent to the Proposals described above, we may not be able to purchase more than approximately 38% of the Units in the Offer (or fewer depending on the number of other transfers of Units). If this occurs, the number of Units we will purchase from each tendering Unitholder in the Offer will be reduced pro rata based on the number of tendered Units. As a result, Unitholders may feel compelled to tender into our $735 Offer, when they otherwise might prefer to retain Units at this time.

•	If we complete the Offer but are unable to effect the Merger, the liquidity for your Units may decrease based on the number of Units we purchase. The Partnership has repeatedly stated that there is no public market for the Units, it is not anticipated that a public market for the Units will develop and privately negotiated sales and sales through intermediaries currently are the primary means available to liquidate an investment in the Units. See “SPECIAL FACTORS — Purpose of the Offer; Future Plans” and “SPECIAL FACTORS — Effects of the Offer.”

•	If we receive Majority Consent to the Proposals to (i) include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” in the Partnership Agreement and (ii) render the transfer restrictions inapplicable to transfers made in connection with such offers and mergers, but we do not receive Majority Consent to the Proposal to approve the Merger and the Merger Agreement and less than a majority of the Units are tendered in the Offer, we may acquire a number of Units in the Offer in excess of the number that would result in a deemed termination of the Partnership for United States federal income tax purposes under Section 708 of the Internal Revenue Code but would not be able to effect the Merger. If we were to do this, Unitholders who did not tender their Units in the Offer could suffer negative tax consequences. See “SPECIAL FACTORS — Certain United States Federal Income Tax Considerations.”

5.     DETERMINATION OF THE OFFER PRICE

      The discussion set forth under the heading, “SPECIAL FACTORS — Determination of the Offer Price,” on pages 13-17 of the Offer to Purchase and Solicitation Statement is hereby amended and supplemented as follows:

      In arriving at the increased Offer Price, Starwood used its general expertise in the real estate market and hospitality industry and took into account the following:

•	Offer prices and terms of other tender offers for the Units.

•	We sought to establish a purchase price that would be higher than the price proposed to be paid in the January Kalmia Offer ($725 per Unit), and significantly above the prices proposed to be paid in the Windy City Offer, which expired on August 4, 2003 ($525 per Unit), the July Kalmia Offer, which expired on August 29, 2003 ($550 per Unit) and the October Kalmia Offer, which expired on November 7, 2003 ($550 per Unit).

•	Our $735 per Unit Offer Price is $10 per Unit more than the January Kalmia Offer. Our Offer Price Represents a 1.4% premium over the purchase price in the January Kalmia Offer, a 33.6% premium over the purchase price in the July Kalmia Offer and the October Kalmia Offer and a 40.0% premium over the purchase price in the Windy City Offer. The weighted average price per Unit for Units traded during the 12-months ended March 31, 2003 was $407.82, based on trades reported by The Partnership Spectrum, an industry publication. According to the American Partnership Board, in the first and second quarters of 2003, approximately 380 Units were traded through its auction process, at prices ranging from $418 to $507 per Unit. Prices obtainable in the secondary market today or at any other time may be higher or lower than these historic prices.

•	Independent financial advisor’s fairness opinions.

•	On December 26, 2003, Houlihan Lokey, the Partnership’s financial advisor, rendered an opinion to the Partnership to the effect that, as of the date of the opinion, and based upon and subject to the considerations and limitations set forth therein, our $700 per Unit Offer Price was fair to a Limited Partner from a financial point of view. Houlihan Lokey’s fairness opinion reflects a change from the opinion it delivered to the GP Board on November 18, 2003 with respect to our original Offer Price of $625 per Unit. In its earlier opinion, Houlihan Lokey concluded that, as of the date of that opinion, our earlier Offer Price of $625 per Unit was not fair to a Limited Partner from a financial point of view. The Houlihan Lokey opinions with respect to our earlier Offer Prices are attached as exhibits to the Partnership’s Starwood 14D-9.

•	On January 20, 2004, Houlihan Lokey rendered an opinion to the Partnership in the Partnership’s Kalmia 14D-9 to the effect that, as of the date of the opinion, and based upon and subject to the considerations and limitations set forth therein, the $725 per Unit offer price in the January Kalmia Offer was fair to a Limited Partner from a financial point of view. Houlihan Lokey’s opinion regarding the January Kalmia Offer assumes that the January Kalmia Offer is fully subscribed and does not address the fairness from a financial point of view of that offer to Unitholders who elect not to tender in Kalmia’s offer or who elect to tender in the January Kalmia Offer but who are subject to a pro rata reduction of the number of Units they can tender due to the applicability of the transfer restrictions contained in the Partnership Agreement. The Houlihan Lokey opinion with respect to the January Kalmia Offer is attached as an exhibit to the Partnership’s Kalmia 14D-9.

•	Based on Houlihan Lokey’s opinion as to the fairness, from a financial point of view, to a Limited Partner of the January Kalmia Offer, we believe that Houlihan Lokey will find our enhanced Offer of $735 per Unit to be fair to a Limited Partner from a financial point of view despite our elimination of the Minimum Condition, the Consent Condition and the Amendment Effectiveness Condition.

•	Our Offer Price represents a 15.7% premium over the low point, a 5.6% premium over the midpoint and a 2.9% discount over the high point of the range of per Unit values determined by Houlihan Lokey in connection with its analysis of our $700 per Unit Offer Price as described in its December 26, 2003 presentation to the GP Board. See “— Background to the Offer.” Our Offer Price is also higher than the high end of the per Unit range of present values that JLL projected under each of its scenarios described in its July 24, 2003 report to the GP Board in connection with its refinancing analysis. See “— Determination of the Offer Price — Jones Lang LaSalle Hotels Refinancing Analysis.”

•	Financial analysis of the Partnership.

•	We took into account information provided in the Partnership’s public filings with the SEC, including its latest statements filed with the Partnership’s quarterly report filed on Form 10-Q for the quarter ended September 30, 2003. With this information, our knowledge of the industry and Houlihan Lokey’s more recent valuations with respect to our $700 per Unit Offer Price and the January Kalmia Offer, which were included in the Partnership’s Starwood 14D-9 and the Partnership’s Kalmia 14D-9, we generated an estimated enterprise value of the Partnership.

8.     EFFECTS OF THE OFFER

      The discussion set forth under the heading, “SPECIAL FACTORS — Effects of the Offer,” on page 21 of the Offer to Purchase and Solicitation Statement is hereby amended in its entirety as follows:

Effects of the Offer if we Complete the Merger.

      We intend to effect the Merger if:

•	We receive Majority Consent to the Proposals to amend the Partnership Agreement to (i) include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” (ii) render the transfer restrictions set forth in Section 11.01(a) of the Partnership Agreement inapplicable to Qualified Tender Offers and Qualified Mergers, including the Offer and the Merger, and at least a majority of the Units are validly tendered in the Offer and not withdrawn; or

•	We receive Majority Consent to the Proposals described above and to the Proposal to approve the Merger and the Merger Agreement (whether or not a majority of the Units are validly tendered in the Offer and not withdrawn).

      If we complete the Offer and effect the Merger, we will have the voting rights associated with being the sole Limited Partner of the Partnership and owning all the Units. If we complete the Offer and purchase a majority of the outstanding Units but are unable to effect the Merger because of regulatory, legal or other impediments such as an injunction, we will be in a position, as the majority Unitholder of the Partnership, to influence or determine all voting decisions of the Partnership. See “SPECIAL FACTORS — Risk Factors — If the Offer is completed but the Merger is not effected, non-tendering Unitholders may be harmed.”

      As the parent company of the General Partner, Starwood currently has an interest of one percent in the taxable income and taxable loss of the Partnership and a maximum interest of one percent in a liquidating distribution of the Partnership. As a result of the Offer and the Merger, Starwood would acquire the entire equity interest in the Partnership, which would give it an interest of 100% in the taxable income and taxable loss of the Partnership and an interest of 100% in a liquidating distribution of the Partnership.

Effects of the Offer If We Do Not Complete the Merger.

•	If we receive less than Majority Consent to the Proposal to (i) amend the Partnership Agreement to include the definition of “Qualified Tender Offer” and the definition of “Qualified Merger” or (ii) render the transfer restrictions contained in Section 11.01(a) of the Partnership Agreement inapplicable to transfers in connection with Qualified Tender Offers and Qualified Mergers, including the Offer and the Merger, we may not be able to purchase all the Units validly tendered to us and not withdrawn. We would not be able to purchase all the Units tendered to us if, under Section 11.01(a), certain transfers of Units to us would be deemed not valid or effective under the Partnership Agreement and the Partnership would not be obligated to recognize the purported transfers for any purpose. This would occur if the Partnership Agreement is not amended as described above and if, in the opinion of counsel to the Partnership, the transfers would be likely, among other things, to result in the termination of the Partnership for United States federal income tax purposes under Section 708 of the Internal Revenue Code. Under Section 708, the Partnership will be deemed to terminate if 50% or more of the interests in the Partnership’s profit and capital are sold or exchanged within a 12-month period. Based on the Partnership’s SEC filings, we believe that, assuming no Units were transferred in the first quarter of 2004 other than in the Offer, we could acquire approximately 38% of the Units in the Offer without exceeding the 50% threshold described above. See “SPECIAL FACTORS — Certain United States Federal Income Tax Considerations.”

•	Accordingly, if we receive less than Majority Consent to the Proposals described above, we may not be able to purchase more than approximately 38% of the Units in the Offer (or fewer depending on the number of other transfers of Units). If this occurs, the number of Units we will purchase from each tendering Unitholder in the Offer will be reduced pro rata based on the number of tendered Units.

•	If we receive Majority Consent to the Proposals to (i) include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” in the Partnership Agreement and (ii) render the transfer restrictions inapplicable to such offers, but we do not receive Majority Consent to the Proposal to approve the Merger and the Merger Agreement and less than a majority of the Units are tendered in the Offer, we may acquire a number of Units in the Offer in excess of the number that would result in a deemed termination of the Partnership for United States federal income tax purposes under Section 708 of the Internal Revenue Code but would not be able to effect the Merger. If we were to do this, Unitholders who did not tender their Units in the Offer could suffer negative tax consequences. See “SPECIAL FACTORS — Certain United States Federal Income Tax Considerations.”

Effect on Trading Market.

      If you do not tender your Units, and we complete the Offer but the Merger is not effected, there may be increased illiquidity of the Units, which may have an adverse effect on the market price of your Units. The Partnership has repeatedly disclosed that there is no public market for the Units and it is not anticipated that a public market for the Units will develop. Privately negotiated sales and sales through intermediaries (such as matching services for buyers and sellers of partnership interests) currently are the primary means available to liquidate an investment in the Units.

Registration Under Section 12(g) of the Exchange Act.

      The Units are registered under the Exchange Act, which requires, among other things, that the Partnership furnish certain information to its Unitholders and to the SEC and comply with the SEC’s proxy rules in connection with meetings of, and solicitation of consents from, Unitholders. If, as a result of the completion of the Offer, the Units are held by fewer than 300 persons, and if the Merger is not effected, we intend to cause the Partnership to de-register the Units under the Exchange Act. The termination of the registration of the Units under the Exchange Act would reduce the information required to be furnished by the Partnership to Unitholders and to the SEC and would make certain other provisions of the Exchange Act no longer applicable to the Units.

CERTAIN INFORMATION CONCERNING PURCHASER, STARWOOD,

THE GENERAL PARTNER AND THE PARTNERSHIP

3.     SOURCE AND AMOUNT OF FUNDS FOR THE OFFER

      The paragraph under the heading, “CERTAIN INFORMATION CONCERNING PURCHASER, STARWOOD, THE GENERAL PARTNER AND THE PARTNERSHIP — Source and Amount of Funds for the Offer,” on page 29 of the Offer to Purchase and Solicitation Statement is hereby amended in its entirety as follows:

      We expect that approximately $99,666,000 would be required to purchase all the issued and outstanding Units, if tendered, and an additional amount of approximately $1,500,000 may be required to pay related fees and expenses. For a statement of these related fees and expenses, see “OTHER MATTERS — Certain Fees and Expenses.” Starwood has made a binding commitment to us to contribute to us, from its cash on hand, the funds necessary to fund the acquisition of all Units subject to the Offer and all anticipated costs and expenses related thereto. As of September 30, 2003, as part of current assets, Starwood had $787 million of available cash and cash equivalents.

THE TENDER OFFER

1.     TERMS OF THE OFFER

      The paragraphs under the heading, “THE TENDER OFFER — Terms of the Offer; Expiration Date,” on page 33 of the Offer to Purchase and Solicitation Statement are hereby amended in their entirety as follows:

      Upon the terms of and subject to the conditions to the Offer (including the terms of and conditions to any extension or amendment of the Offer), we will accept for payment and pay for all Units validly tendered on or before the Expiration Date and not withdrawn in accordance with the terms of the section below entitled, “— Withdrawal Rights,” subject to applicable transfer restrictions in the Partnership Agreement. The term “Expiration Date” shall mean 5:00 p.m., Eastern time, on February 6, 2004, unless and until we, in our sole discretion, extend the period of time for which the Offer is open, in which event the term “Expiration Date” shall mean the latest time and date on which the Offer, as extended by us, will expire.

      The Offer is conditioned on the satisfaction of certain conditions, including: (i) that we conclude in our reasonable discretion that the Partnership will, either in connection with the completion of our Offer or at a subsequent date or dates, recognize the transfer of Units to us in connection with the Offer; and (ii) that we conclude in our reasonable discretion that the Partnership will give its written consent to our becoming a Substituted Limited Partner as defined in the Partnership Agreement. See “— Conditions to the Offer,” which sets forth all the conditions to the Offer. We reserve the right (but shall not be obligated), in our sole discretion and for any reason, to waive any or all conditions. If, by the Expiration Date, any or all such conditions have not been satisfied or waived, we reserve the right (but shall not be obligated) to (i) decline to purchase any of the Units tendered, terminate the Offer and return all tendered Units to tendering Unitholders, (ii) waive any or all unsatisfied conditions and, subject to complying with the applicable rules and regulations of the SEC, Delaware law and the Partnership Agreement purchase all Units validly tendered, (iii) extend the Offer and, subject to the right of Unitholders to withdraw Units until the Expiration Date, retain the Units that have been tendered during the period or periods for which the Offer is extended or (iv) amend the Offer.

2.     ACCEPTANCE FOR PAYMENT AND PAYMENT FOR UNITS

      The discussion under the heading, “THE TENDER OFFER — Acceptance for Payment and Payment for Units,” on pages 33-34 of the Offer to Purchase and Solicitation Statement is hereby amended in its entirety as follows:

      Except as described in this section, upon the terms of and subject to the conditions to the Offer (including the terms of and conditions to any extension or amendment of the Offer), we will accept for payment, and will pay for, all Units validly tendered and not withdrawn in accordance with the section “— Withdrawal Rights,” as promptly as practicable following the Expiration Date. A Unitholder may tender any or all Units that it owns.

      If we receive Majority Consent to the Proposals to amend the transfer restrictions contained in the Partnership Agreement so that they are no longer applicable to the Offer, we intend to purchase all the Units validly tendered in the Offer and not withdrawn. If we receive less than Majority Consent to the Proposal to (i) amend the Partnership Agreement to include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” or (ii) render the transfer restrictions contained in Section 11.01(a) of the Partnership Agreement inapplicable to transfers in connection with Qualified Tender Offers and Qualified Mergers, including the Offer and the Merger, we may not be able to purchase all the Units validly tendered to us and not withdrawn. We would not be able to purchase all the Units tendered to us if, under Section 11.01(a), certain transfers of Units to us would be deemed not valid or effective under the Partnership Agreement and the Partnership would not be obligated to recognize the purported transfers for any purpose. This would occur if the Partnership Agreement is not amended as described above and if, in the opinion of counsel to the Partnership, the transfers would be likely, among other things, to result in the termination of the Partnership for United States federal income tax purposes under Section 708 of the Internal Revenue Code. Under Section 708, the Partnership will be deemed to terminate if 50% or more of the interests in the

Partnership’s profit and capital are sold or exchanged within a 12-month period. Based on the Partnership’s SEC filings, we believe that, assuming no Units were transferred in the first quarter of 2004 other than in the Offer, we could acquire approximately 38% of the Units in the Offer without exceeding the 50% threshold described above. See “SPECIAL FACTORS — Certain United States Federal Income Tax Considerations.”

      Accordingly, if we receive less than Majority Consent to the Proposals described above, we may not be able to purchase more than approximately 38% of the Units in the Offer (or fewer depending on the number of other transfers of Units). If this occurs, the number of Units we will purchase from each tendering Unitholder in the Offer will be reduced pro rata based on the number of tendered Units.

      If we receive Majority Consent to the Proposals to (i) include the amended definition of “Qualified Tender Offer” and the definition of “Qualified Merger” in the Partnership Agreement and (ii) render the transfer restrictions inapplicable to such offers and mergers, but we do not receive Majority Consent to the Proposal to approve the Merger and the Merger Agreement and less than a majority of the Units are tendered in the Offer, we may acquire a number of Units in the Offer in excess of the number that would result in a deemed termination of the Partnership for United States federal income tax purposes under Section 708 of the Internal Revenue Code but would not be able to effect the Merger. If we were to do this, Unitholders who did not tender their Units in the Offer could suffer negative tax consequences. See “SPECIAL FACTORS — Certain United States Federal Income Tax Considerations.”

      Subject to applicable rules of the SEC, we expressly reserve the right to delay acceptance for payment of, or payment for, Units pending receipt of any regulatory or governmental approvals or pending receipt of any additional documentation required by the Agreement of Assignment and Transfer or as specified in this Offer to Purchase and Solicitation Statement. Under the terms of and subject to the conditions to the Offer, tendering Unitholders will be paid promptly subject to receipt of a valid, properly and fully executed Agreement of Assignment and Transfer. Notwithstanding the foregoing, we reserve the right to delay payment for certain Units (not to exceed 10% of the Units) on a pro rata basis until the time that the transfers thereof shall have been recognized by the Partnership, if (i) we receive the limited relief we have requested from the staff of the SEC from their position that because we are an affiliate of the Partnership we are required to make prompt payment for Units even if we cannot take title to such Units until a later date and (ii) we conclude in our reasonable discretion that the transfer of such Units will not be recognized by the Partnership until after March 31, 2004. We may not be able to take title to Units that would exceed the 40% Limitation but not the 50% Limitation until after March 31, 2004 if (x) we do not receive Majority Consent to the Proposals that would render the transfer restrictions inapplicable to our Offer and (y) the Partnership applies the 40% Limitation. In all cases, we will issue payment only to Unitholders of record and payments will be forwarded only to the Unitholder’s address listed on the Agreement of Assignment and Transfer.

      If any tendered Units accepted for payment are not purchased for any reason, the Agreement of Assignment and Transfer with respect to the Units not purchased will have no effect from the date the Offer is terminated and no payments will be made in respect of such Units. If, for any reason, acceptance for payment of, or payment for, any Units tendered pursuant to the Offer is delayed or we are unable to accept for payment, purchase or pay for the Units tendered pursuant to the Offer, then without prejudice to our rights under “— Conditions to the Offer” (but subject to compliance with Rule 14e-1(c) under the Exchange Act), we may retain tendered Units, subject to any limitations of applicable law, and such Units may not be withdrawn except to the extent that the tendering Unitholders are entitled to withdrawal rights as described in “— Withdrawal Rights.” Under no circumstances will we pay you interest on the Offer Price, regardless of any extension of or amendment to the Offer or any delay in paying for Units tendered.

      If we increase the consideration offered to Unitholders pursuant to the Offer, such increased consideration will be paid for all Units accepted for payment pursuant to the Offer, whether or not such Units were tendered before the increase. Unitholders that have previously tendered their Units to us will receive the new $735 per Unit Offer Price regardless of when they tendered their Units.

      Unless otherwise prohibited, we reserve the right to transfer or assign, in whole or from time to time in part, the right to purchase Units tendered pursuant to the Offer, but any such transfer or assignment will not relieve us of our obligations under the Offer or prejudice the rights of tendering Unitholders to receive payment for Units validly tendered and accepted for payment pursuant to the Offer.

4.	PROCEDURE FOR ACCEPTING THE OFFER AND TENDERING UNITS.

      The discussion set forth under the heading, “THE TENDER OFFER — Procedure for Accepting the Offer and Tendering Units — Valid Tender,” and “— Signature Guarantees,” on pages 35-36 of the Offer to Purchase and Solicitation Statement is hereby amended in its entirety as follows:

Valid Tender

      You may tender any or all Units that you own.

      If you have already tendered your Units to Starwood you will receive the new Offer Price of $735 per Unit without taking any further action.

      If you have not yet tendered your Units in our Offer, to participate in the Offer and validly tender your Units you must complete, in their entirety, the following documents that accompany this Supplement and return them to our Depositary at the address set forth below (and on the back of this Supplement) on or before the Expiration Date:

•	The BLUE Agreement of Assignment and Transfer enclosed with this Offer to Purchase and Solicitation Statement; and

•	Any other applicable documents included with the Agreement of Assignment and Transfer or specified in the instructions to that document.

      IF LEGAL TITLE TO THE UNITS IS HELD THROUGH AN IRA, KEOGH OR SIMILAR ACCOUNT, THE AGREEMENT OF ASSIGNMENT AND TRANSFER AND OTHER APPLICABLE DOCUMENTS INCLUDED WITH THE AGREEMENT OF ASSIGNMENT AND TRANSFER OR SPECIFIED IN THE INSTRUCTIONS TO THAT DOCUMENT MUST BE SIGNED BY THE CUSTODIAN OF SUCH IRA OR KEOGH ACCOUNT. FURTHERMORE, YOU MUST AUTHORIZE AND DIRECT THE CUSTODIAN OF SUCH IRA OR KEOGH ACCOUNT TO CONFIRM THE AGREEMENT OF ASSIGNMENT AND TRANSFER.

      These documents must be received by the Depositary by 5:00 P.M., EASTERN TIME, ON FEBRUARY 6, 2004 (or such time until which the Offer is extended) and may be sent by mail, hand delivery, overnight courier or facsimile to:

American Stock Transfer & Trust Company

59 Maiden Lane
New York, NY 10038
Facsimile: 718-234-5001
Telephone: 877-248-6417 (Toll-Free)

We have enclosed a pre-addressed postage-paid envelope for your convenience.

      The method of delivery of the Agreement of Assignment and Transfer and all other required documents is at your option and risk, and delivery will be deemed made only when actually received by our Depositary. If delivery is by mail, we recommend registered mail with return receipt requested. In all cases, you should allow sufficient time to ensure timely delivery prior to the expiration of the Offer. If delivery is by facsimile, you must also return the original documents, which originals, only, may be received after the Expiration Date provided that the facsimile is received prior to or on the Expiration Date.

Signature Guarantees

      Your signature(s) on the Agreement of Assignment and Transfer must be medallion guaranteed by a commercial bank, savings bank, credit union, savings and loan association or trust company having any office, branch or agency in the United States, a brokerage firm that is a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. (the “NASD”).

      The discussion related to withdrawing from Kalmia’s offer under the heading, “THE TENDER OFFER — Procedure for Accepting the Offer and Tendering Units,” on page 38 of the Offer to Purchase and Solicitation Statement is hereby amended in its entirety as follows:

      If you have already tendered your Units to Kalmia pursuant to the January Kalmia Offer, and you wish to tender your Units pursuant to our Offer instead, (i) you or your broker should notify Kalmia in writing before the expiration of the January Kalmia Offer at Kalmia’s address listed in Kalmia’s offer to purchase, which notice must include your name, the number of Units to be withdrawn from the January Kalmia Offer and the name in which the Units you tendered to Kalmia are registered, and (ii) once your Units have been withdrawn, you, or your broker, dealer, commercial bank, trust company or other nominee, should complete and submit the Agreement of Assignment and Transfer for the Offer. See “— Valid Tender.” For the convenience of Unitholders who have tendered any Units in the January Kalmia Offer, we have enclosed a PINK form of withdrawal notice for the January Kalmia Offer with this Offer to Purchase and Solicitation Statement. Unitholders wishing to withdraw Units tendered in the January Kalmia Offer should properly complete the PINK withdrawal notice and deliver it to Kalmia Investors, LLC, 601 Carlson Parkway, Suite 200, Minnetonka, MN 55305.

7.     CONDITIONS TO THE OFFER

      The first paragraph under the heading, “THE TENDER OFFER — Conditions to the Offer,” on page 39 of the Offer to Purchase and Solicitation Statement is hereby amended in its entirety as follows:

      Notwithstanding any other terms of the Offer and in addition to (and not in limitation of) our rights to extend or amend the Offer at any time in our sole discretion, we shall be required to accept for payment and, subject to any applicable rules or regulations of the SEC, to pay for any Units tendered, only if (and we may postpone the acceptance for payment or, subject to the restriction referred to above, the payment for any Units tendered, unless): (A) all authorizations, consents, orders or approvals of, or declarations or expirations of waiting periods imposed by, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, necessary for the completion of the transactions contemplated by the Offer and the Merger shall have occurred or been obtained at any time before the time of payment for the Units (whether or not Units have theretofore been accepted for payment); (B) no preliminary or permanent injunction or other order of any federal or state court, government or governmental authority or agency, which imposes or confirms a prohibition on our ability to complete the Offer or effect the Merger shall have been issued and remain in effect at any time before the time of payment for the Units (whether or not Units have theretofore been accepted for payment); (C) we conclude in our reasonable discretion that the Partnership will, either in connection with the completion of our Offer or at a subsequent date or dates, recognize the transfer of Units to us in connection with the Offer; (D) we conclude in our reasonable discretion that the Partnership will give its written consent to our becoming a Substituted Limited Partner as defined in the Partnership Agreement; (E) on or before the Expiration Date, no legal or governmental action would prohibit the purchase of Units tendered in the Offer or pursuant to the Merger; and (F) on or before the Expiration Date, we determine, in our reasonable judgment, that none of the following conditions shall exist:

      The last paragraph under the heading, “THE TENDER OFFER — Conditions to the Offer,” on page 42 of the Offer to Purchase and Solicitation Statement is hereby amended in its entirety as follows:

      Notwithstanding anything to the contrary in this Offer to Purchase and Solicitation Statement, the foregoing conditions are for the sole benefit of us and our affiliates and may be asserted by us regardless of the circumstances giving rise to such conditions (including, without limitation, any action or inaction by us or any of our affiliates) or may be waived by us in whole or in part at any time and from time to time in our sole discretion on or after the Offer Date and on or before the Expiration Date (other than the conditions in clauses (A) and (B) of the first paragraph of this Section 7, which may be asserted or waived at any time or from time to time on or after the Offer Date and before the time of payment for the Units). Our failure, at any time, to exercise the foregoing rights will not be deemed a waiver of such rights, which will be deemed to be ongoing and may be asserted at any time and from time to time on or after the Offer Date and on or before the Expiration Date (other than the condition in clauses (A) and (B) of the first paragraph of this Section 7, which may be asserted at any time or from time to time on or after the Offer Date and before the time of payment for the Units). Any determination by us concerning the events described above will be final and binding upon all parties.

THE CONSENT SOLICITATION

      The first paragraph under the heading, “THE CONSENT SOLICITATION — Record Date; Outstanding Units; Voting Rights,” on page 43 of the Offer to Purchase and Solicitation Statement is hereby amended and supplemented as follows:

      Only a holder of Units of record at the close of business on January 1, 2004, who has been admitted as a Limited Partner, shall be entitled to vote by written consent on the Proposals. As of the date of this Supplement, we do not own any Units. To the best of our knowledge, as of that date none of our affiliates owns any Units except for the Chairman and Chief Executive Officer of Starwood, who indirectly beneficially owns 259 Units. We have been informed that the persons who have voting control over and the power to dispose of these Units intend to tender them in the Offer and to consent to the Proposals.

      The first paragraph under the heading, “THE CONSENT SOLICITATION — The Proposals; Effective Time of the Proposals; Vote Required,” on page 43 of the Offer to Purchase and Solicitation Statement is hereby amended in its entirety as follows:

      We are soliciting your consent to each of the matters described in the Proposals to facilitate and expedite your transfer and our ownership of Units tendered in the Offer and our ability promptly to effect the Merger. By granting your consent to a Proposal described below, you will also be appointing us as your attorney-in-fact and proxy for the purpose of taking any action we consider necessary or desirable to effect that Proposal. The form of the power of attorney and proxy is set forth in its entirety on the Consent Form. As to each Proposal, your abstention or failure to return timely the enclosed Consent Form will have the same effect as not consenting to the Proposal. As part of the Consent Solicitation, we are also soliciting from you the power of attorney and proxy contained in the Agreement of Assignment and Transfer. See “THE TENDER OFFER — Procedure for Accepting the Offer and Tendering Units — Appointment as Attorney-in-Fact and Proxy.”

      The definition of “Qualified Tender Offer” under the heading, “THE CONSENT SOLICITATION — The Proposals; Effective Time of the Proposals; Vote Required; Proposal No. 2. Solicitation of Consents to the Amendments,” on page 44 of the Offer to Purchase and Solicitation Statement is hereby amended in its entirety as follows:

•	“Qualified Tender Offer.” Qualified Tender Offer would be defined as an offer to purchase all Units for cash in which the offeror publicly discloses that it intends to consummate a Qualified Merger following the completion of such offer if, following the completion of the offer, the offeror owns a majority of the Units.

      The first paragraph set forth under the heading, “THE CONSENT SOLICITATION — Voting and Revocation of Consents,” on page 47 of the Offer to Purchase and Solicitation Statement is hereby amended in its entirety as follows:

      If you wish to consent to any or all of the Proposals, you must deliver the enclosed new YELLOW Consent Form to the Depositary in the manner set forth below, even if you have already delivered a green Consent Form to us.

      Your YELLOW Consent Form must be properly executed and delivered no later than 5:00 P.M., EASTERN TIME, ON FEBRUARY 6, 2004 (or such later time to which the expiration of the Solicitation Period may be extended) by mail, hand delivery, overnight courier or facsimile to the Depositary:

American Stock Transfer & Trust Company

59 Maiden Lane
New York, NY 10038
Facsimile: 718-234-5001
Telephone: 877-248-6417 (Toll-Free)

OTHER MATTERS

2.     AVAILABLE INFORMATION; INCORPORATION BY REFERENCE

      The paragraph under the heading, “OTHER MATTERS — Available Information; Incorporation by Reference,” is supplemented as follows:

      The Partnership’s Third Quarter 10-Q is incorporated by reference into this Offer to Purchase and Solicitation Statement.

ANNEX E

      The text of the definition of “Qualified Tender Offer,” proposed as a new Section 1.40 of the Partnership Agreement under the heading, “ANNEX E — TEXT OF PROPOSED AMENDMENTS TO PARTNERSHIP AGREEMENT,” on page E-1 of the Offer to Purchase and Solicitation Statement, is hereby replaced in its entirety as follows:

      1.40 “Qualified Tender Offer” An offer to purchase all Units for cash in which the offeror publicly discloses that it intends to consummate a Qualified Merger following completion of such offer, if following completion of the offer, the offeror owns a majority of the Units.

The Depositary
for WHLP Acquisition LLC’s offer for all the Units of the Partnership and the Consent Solicitation is:

American Stock Transfer & Trust Company

By Mail, Hand Delivery, Overnight Delivery or Facsimile:

American Stock Transfer & Trust Company

59 Maiden Lane
New York, NY 10038

Facsimile: 718-234-5001

Confirm by Telephone Toll-Free:

(877) 248-6417

      If delivery of the Agreement of Assignment and Transfer and/or related documents is by facsimile, you must also return the original documents, which originals, only, may be received after the Expiration Date provided that the facsimile is received prior to or on the Expiration Date. If delivery of the Consent Form is by facsimile, the original Consent Form need not also be returned to the Depositary.

      Any questions or requests for assistance or additional copies of this Supplement, the Offer to Purchase and Solicitation Statement, the Agreement of Assignment and Transfer, the Consent Form and/or related tender offer materials may be directed to the Information Agent at its telephone number and location listed below. Unitholders may also contact their local, commercial bank, trust company or nominee for assistance concerning the offer to exchange.

The Information Agent

for WHLP Acquisition LLC’s offer for all the Units of the Partnership and the Consent Solicitation is:

D. F. King & Co., Inc.

Contact information:

D. F. King & Co., Inc.

48 Wall Street
New York, NY 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (888) 605-1957

AGREEMENT OF ASSIGNMENT AND TRANSFER

FOR UNITS OF LIMITED PARTNERSHIP INTEREST IN
WESTIN HOTELS LIMITED PARTNERSHIP

      Note: If you wish to tender any Units in the offer by Starwood Hotels & Resorts Worldwide, Inc., you must complete pages A-1, A-2 and A-3 at the back of this document and return this Agreement and those signature pages to us as described below.

      If you wish to consent to the Proposals described in the Offer to Purchase and Solicitation Statement in addition to tendering your Units, you must also fill out, sign and deliver the YELLOW Consent Form that is included in this package.

1.     Offer of Units; Agreement to Transfer

      Upon the terms of and subject to the conditions set forth in this Agreement of Assignment and Transfer (this “Agreement”), I, the undersigned Limited Partner (as defined in the Partnership Agreement that is defined below), and/or assignee holder or beneficial owner, do hereby offer to sell, assign, transfer, convey and deliver (“Transfer”) to WHLP Acquisition LLC or its assignee or assignees (such purchasing entity is hereafter referred to as “Purchaser”),                      units of limited partnership interest (including any certificates or depositary receipts evidencing such interests) (the “Units”) in Westin Hotels Limited Partnership, a Delaware limited partnership (the “Partnership”), pursuant to this Agreement and the associated Offer to Purchase and Solicitation Statement (the “Offer to Purchase and Solicitation Statement”), dated November 4, 2003 (“Purchaser’s Offer Date”), as each has been or may be supplemented or amended, for a purchase price of $735 per Unit, subject to adjustment as set forth in the Offer to Purchase and Solicitation Statement and below (the “Purchase Price”).

      Notwithstanding any provision to the contrary, it is my understanding, and I hereby acknowledge and agree, that, upon the terms of and subject to the conditions of this Agreement, Purchaser shall be entitled to receive (i) all distributions of cash or other property from the Partnership attributable to the Units that are declared or made on or after January 1, 2004, including, without limitation, all distributions of cash from operations and capital proceeds, without regard to whether the applicable sale, financing, refinancing or other disposition took place before or after my Offer or the Transfer and (ii) all proceeds that are paid on or after January 1, 2004, from or as a result of any claim, litigation, class or derivative action brought by or for the benefit of the Limited Partners with respect to the Units, regardless of when the claims brought pursuant to such action accrued (the distributions or proceeds described in (i) and (ii), collectively, a “Distribution”). To the extent that any Distribution is made or declared by the Partnership with respect to the Units for any period commencing on or after January 1, 2004, and I receive such Distribution, I understand that the amount of the Distribution per Unit will be deducted from the cash price of $735 per Unit to be paid to me by Purchaser, as described in the Offer to Purchase and Solicitation Statement. It is also my understanding, and I acknowledge and agree, that, subject to Purchaser’s payment to me for the Units Transferred hereby, the taxable income and taxable loss attributable to the Transferred Units with respect to the taxable period in which the Transfer occurs shall be allocated between me and Purchaser as provided in the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of December 31, 1986, as such agreement may be amended (the “Partnership Agreement”), or in accordance with such other lawful allocation methodology as may be agreed upon by the Partnership and Purchaser.

      It is my intention that Purchaser succeed to my interest as a Substituted Limited Partner, as defined in the Partnership Agreement, with respect to the Transferred Units and that Purchaser will be treated as a Limited Partner of the Partnership with respect to those Units for all purposes. Subject to, and effective upon, Purchaser’s payment to me for the Units Transferred hereby upon the terms of and subject to the conditions of this Agreement and the Offer to Purchase and Solicitation Statement, I hereby Transfer to Purchaser all of my right, title and interest in and to the Units and any and all Distributions declared or made on or after January 1, 2004, including, without limitation, all rights in, and claims to, any Partnership profits and losses, cash distributions, voting rights and other benefits of any nature whatsoever distributable or allocable to the Units, or, if applicable, in respect of my status as a Limited Partner, under the Partnership Agreement or otherwise. This Transfer is made unconditionally (i) to the extent that the rights appurtenant to the Units may be transferred and conveyed without the consent of the general partner of the Partnership (the “General

Partner”), and (ii) to the extent that the General Partner recognizes the transfer of those Units to Purchaser for all purposes and will accept Purchaser as the Substituted Limited Partner in respect of the Transferred Units in accordance with Section 11 of the Partnership Agreement.

      I agree to pay any costs incurred by Purchaser in connection with the enforcement of any of my obligations hereunder and to indemnify and hold harmless Purchaser from and against all claims, damages, losses, obligations and any responsibilities arising, directly or indirectly, out of my breach of any agreements, representations and warranties made by me herein. Purchaser will be entitled to recover from me all costs and expenses Purchaser incurs in recovering any amounts due Purchaser from me under this Agreement, including fees and expenses incurred in the collection process as well as reasonable lawyers’ fees and costs at trial and on appeal. I shall keep the terms of this Agreement and all other dealings and communications between myself and Purchaser and our respective representatives confidential. Notwithstanding the foregoing, I (and each affiliate and person acting on my behalf) agree that I and any other party to this Agreement (and each employee, representative, and other agent of such party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to me or such other party or such person relating to such tax treatment and tax structure, except to the extent necessary to comply with any applicable federal or state securities laws. This authorization is not intended to permit disclosure of any other information including, without limitation, (i) any portion of any materials to the extent not related to the tax treatment or tax structure of the transaction, (ii) the identities of participants or potential participants in the transaction, (iii) the existence or status of any negotiations, (iv) any pricing or financial information (except to the extent such pricing or financial information is related to the tax treatment or tax structure of the transaction) or (v) any other term or detail not relevant to the tax treatment or the tax structure of the transaction.

2.     Appointment as Attorney-In-Fact and Proxy

      Effective upon Purchaser’s payment for the Units Transferred hereby, and subject to “THE TENDER OFFER — Withdrawal Rights” section in the Offer to Purchase and Solicitation Statement, I hereby irrevocably constitute and appoint Purchaser and its designees as my true and lawful attorneys-in-fact and proxies with respect to the Units (and with respect to any and all other Units or other securities issued or issuable in respect of such Unit on or after Purchaser’s Offer Date), each with full power of substitution, to the full extent of my rights (such power of attorney and proxy being deemed to be an irrevocable durable power coupled with an interest and being unaffected by my disability, incapacity, dissolution, termination or bankruptcy), to (i) seek to transfer ownership of such Units on the Partnership’s books to Purchaser (and to execute and to deliver any accompanying evidences of transfer and authenticity which Purchaser, the Partnership or the General Partner may deem necessary or appropriate in connection therewith, including, without limitation, any documents or instruments required to be executed under a “Transferor’s (Seller’s) Application for Transfer” created by the NASD, if required); (ii) become a Substituted Limited Partner; (iii) receive any and all Distributions made or declared by the Partnership on or after January 1, 2004; (iv) receive all benefits and otherwise exercise all rights of beneficial ownership of such Units in accordance with the terms of the Offer to Purchase and Solicitation Statement; (v) execute and deliver to the Partnership and/or the General Partner (as the case may be) a change of address form instructing the Partnership to send any and all future Distributions to which Purchaser is entitled pursuant to the terms of the Offer to Purchase and Solicitation Statement in respect of tendered Units to the address specified in such form; (vi) endorse any check payable to me or upon my order representing a distribution to which Purchaser is entitled pursuant to the terms of the Offer to Purchase and Solicitation Statement, in each case on my behalf, in favor of Purchaser or any other payee Purchaser otherwise designates; (vii) exercise all of my voting and other rights as any such attorney-in-fact in its sole discretion may deem proper at any meeting of Unitholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise; (viii) act in such manner as any such attorney-in-fact shall, in its sole discretion, deem proper with respect to the Units; (ix) execute a loss and indemnity agreement relating to the Units on my behalf if I fail to include my original certificate(s) (if any) representing the Units with this Agreement; or (x) commence any litigation that Purchaser or its designees, in its sole discretion, deems necessary to enforce any exercise of Purchaser’s or such designees’ powers as my attorneys-in-fact as set forth above.

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      Purchaser shall not be required to post bond of any nature in connection with this power of attorney. Such appointment will be effective upon receipt by Purchaser of this Agreement and Purchaser’s payment for the Units Transferred hereby. Upon such receipt, all prior proxies (other than the power of attorney and proxy given as provided in the Consent Form completed by me) given by me with respect to the Units that are the subject of my Offer will, without further action, be revoked, and no subsequent proxies may be given (and if given will not be effective).

3.     Custodian Signature and Authorization Required

      IF LEGAL TITLE TO THE UNITS IS HELD THROUGH AN IRA, KEOGH OR SIMILAR ACCOUNT, I UNDERSTAND THAT THIS AGREEMENT MUST BE SIGNED BY THE CUSTODIAN OF SUCH IRA OR KEOGH ACCOUNT. FURTHERMORE, I HEREBY AUTHORIZE AND DIRECT THE CUSTODIAN OF SUCH IRA OR KEOGH ACCOUNT TO CONFIRM THIS AGREEMENT.

4.     Representations and Warranties

      I hereby represent and warrant to Purchaser and the Partnership that (i) I have received the Offer to Purchase and Solicitation Statement; (ii) I own the Units that are being Transferred hereby, of record and beneficially, and have full right, power and authority to validly sell, assign, trade, transfer, convey and deliver to Purchaser the Units; (iii) effective at the time that the Units are accepted for payment by and transferred to Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all options, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale and transfer thereof, and the Units will not be subject to any adverse claim; (iv) I am a “United States person,” as defined in Section 7701(a)(30) of the United States Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”); (v) I own the Units being tendered within the meaning of Rule 14e-4 under the Exchange Act; and (vi) the tender of such Units complies with Rule 14e-4.

      I hereby also represent and warrant that the Transfer contemplated by this Agreement would not (i) violate the registration requirements of the Securities Act of 1933, as amended or (ii) violate the laws of any state, or the rules or regulations of any government agency (including those related to suitability standards), applicable to such transfer.

      I hereby also represent, warrant and confirm to Purchaser and the Partnership that in entering into this Agreement and Transferring my Units, I have not relied on any information or representation of Purchaser except for information regarding the price at which Purchaser is prepared to purchase my Units, and that Purchaser has not given me any investment advice nor have I compensated Purchaser in any manner.

      I understand that the Purchase Price may be more or less than the fair market price of the Units or than prices recently quoted by secondary market matching services. By Transferring my Units, I wish to have Purchaser bear all future risks and uncertainties relating to the value of the Units.

      I understand that my Transfer hereby is subject to certain conditions for the benefit of Purchaser to Purchaser’s offer as set forth in the Offer to Purchase and Solicitation Statement, including (i) that Purchaser conclude in its reasonable discretion that the Partnership will, either in connection with the completion of Purchaser’s offer or at a subsequent date or dates, recognize the transfer of Units to Purchaser in connection with the offer and (ii) that Purchaser conclude in its reasonable discretion that the Partnership will give its written consent to Purchaser’s becoming a Substituted Limited Partner as defined in the Partnership Agreement, and that no contract will be deemed to have arisen prior to Purchaser’s written acceptance of my Offer.

5.     Release of General Partner

      I hereby release and discharge the General Partner and its officers, shareholders, directors, employees and agents from all actions, causes of action, claims and demands I have, or may have, against the General Partner that result from the General Partner’s reliance on this Agreement or any of the terms and conditions contained herein. I hereby indemnify and hold harmless the Partnership from and against all claims, demands, damages, losses, obligations and responsibilities arising, directly or indirectly, out of a breach of any one or more of the representations and warranties set forth herein.

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6.     Offer Irrevocable, Subject to My Withdrawal Rights

      I understand that my Transfer of Units hereby will be irrevocable by me, subject to my withdrawal rights set forth in the section of the Offer to Purchase and Solicitation Statement, “THE TENDER OFFER — Withdrawal Rights.” These rights include that I may withdraw any Units I have tendered pursuant to the Offer to Purchase and Solicitation Statement at any time prior to February 6, 2004 (the “Expiration Date”). After the Expiration Date, my Offer is firm and irrevocable and may not be withdrawn until after January 2, 2004 (60 days from the commencement of Purchaser’s offer) and then only to the extent that tendered Units have not been accepted for payment. For any withdrawal to be effective, I understand that I must deliver to you or your agent a written notice of withdrawal in the form attached to this Agreement on or before the Expiration Date (or such other expiration date to which the Offer to Purchase and Solicitation Statement may be extended), at the address or facsimile number set forth in the Notice of Withdrawal.

      All authority herein conferred or agreed to be conferred to Purchaser shall survive my death or incapacity and all of my obligations shall be binding upon my heirs, personal representatives, successors and assigns.

      Upon request, I will execute and deliver any additional documents deemed by Purchaser and its designees to be necessary or desirable to complete the assignment, transfer and purchase of the Units.

7.     Payment Procedures

      I hereby understand that on the terms of and subject to the conditions in this Agreement and the Offer to Purchase and Solicitation Statement, payment by Purchaser for the Units Transferred hereby and accepted by Purchaser will be made by check mailed to me or my custodian, once Purchaser’s tender offer expires and Purchaser accepts my Units for payment. I acknowledge that Purchaser reserves the right, in its sole discretion, to pay for the Units Transferred hereby prior to the effective date of transfer established by the Partnership, though Purchaser is only obligated to do so in the circumstances set forth in the Offer to Purchase and Solicitation Statement or as otherwise required by law.

8.     Termination

      I hereby understand and agree that I may withdraw the Units being Transferred hereby subject to my withdrawal rights as described in Section 6 herein and that Purchaser may, at its sole discretion, terminate this Agreement (in whole or in part) prior to making payment for the Units in accordance with the terms of and conditions to the Offer to Purchase and Solicitation Statement. If Purchaser does terminate this Agreement, I understand that (i) Purchaser shall notify me promptly after such termination and return the Units to me or my custodian and (ii) Purchaser shall have no liability for any damages incurred by me as a result of such termination.

9.     Backup Withholding Tax

      I understand and agree that in order to avoid the imposition of backup withholding tax at the rate of 28% on payments of cash made to me pursuant to Purchaser’s Offer, I must provide my correct taxpayer identification number and I must certify, on the Substitute Form W-9 included as part of this Agreement of Assignment and Transfer, under penalties of perjury, that the taxpayer identification number that I have provided is correct and that I am not subject to backup withholding tax. I further understand that if I do not provide my correct taxpayer identification number, or fail to provide the certifications described above, then the Internal Revenue Service (the “IRS”) may impose a penalty on me, and I may be subject to backup withholding tax at the rate of 28%. If I am not a United States person, I will provide a Form W-8BEN or a Form W-8ECI (available from D. F. King & Co., Inc. (the “Information Agent”) at 1-888-605-1957 (Toll Free) (Banks and Brokers call collect at 212-269-5550)), as applicable, in order to avoid backup withholding tax.

10.     FIRPTA

      I hereby certify, under penalties of perjury, that (i) the number shown on the form below is my correct taxpayer identification number, (ii) if an individual, I am not a nonresident alien for purposes of United States income taxation and (iii) if other than an individual, I am (a) not a foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and related Treasury Regulations promulgated thereunder) and (b) not a disregarded entity as that term is defined in Treasury regulation

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Section 1.1445-2(b)(2)(iii). I understand that this certification may be disclosed to the IRS by Purchaser and that any false statements herein could be punishable by fine, imprisonment or both.

11.     Assignment and Disclaimer

      I understand and agree that Purchaser may, without my consent, assign all or some of its rights and delegate all or some of its duties arising out of this Agreement to an affiliate. I hereby disclaim any contractual or other legal relationship with the Information Agent or American Stock Transfer & Trust Company (the “Depositary”), which merely have acted as a provider of general information about this offering and other offerings and depositary of your returned documents, respectively. I understand that the only party acquiring my Units, and participating in this Agreement, is Purchaser.

12.     Governing Law; Waiver of Trial By Jury

      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. I hereby waive any claim that any state or federal court in the State of Delaware is an inconvenient forum, and WAIVE ANY RIGHT TO TRIAL BY JURY. I HEREBY SUBMIT TO THE JURISDICTION OF ANY COURT IN THE STATE OF DELAWARE IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

13.     Withdrawal From Partnership

      By executing this Agreement, I hereby acknowledge to the General Partner and the Partnership that, to the extent I am a Limited Partner, I desire to cease to be a Limited Partner as to the Units referenced herein and hereby direct the General Partner to take all such actions as are necessary to accomplish such cessation and to appoint Purchaser as my agent and attorney-in-fact, to execute, swear to, acknowledge and file any document or to amend the books and records of the Partnership as necessary or appropriate for my ceasing to be a Limited Partner.

      I HEREBY DIRECT AND INSTRUCT THE PARTNERSHIP AND THE GENERAL PARTNER IMMEDIATELY UPON THEIR RECEIPT OF THIS AGREEMENT AND EFFECTIVE AS OF THE EXPIRATION DATE (I) TO AMEND THE BOOKS AND RECORDS OF THE PARTNERSHIP TO CHANGE MY ADDRESS OF RECORD AND TO RECOGNIZE PURCHASER FOR THE PURPOSE OF RECEIVING ALL FUTURE DISTRIBUTIONS AND ACKNOWLEDGE THE TRANSFER OF UNITS FROM ME TO PURCHASER AT 1111 WESTCHESTER AVENUE, WHITE PLAINS, NEW YORK 10604, AND (II) TO FORWARD ALL DISTRIBUTIONS WITH RESPECT TO THE UNITS DECLARED OR MADE ON OR AFTER JANUARY 1, 2004, AND OTHER INFORMATION TO BE RECEIVED BY ME TO PURCHASER TO THE ADDRESS SET FORTH IN (I). TO THE EXTENT THAT ANY DISTRIBUTIONS ARE MADE BY THE PARTNERSHIP WITH RESPECT TO THE UNITS ON OR AFTER JANUARY 1, 2004, AND ARE RECEIVED BY ME, I AGREE THAT PURCHASER WILL DEDUCT THE AMOUNT OF SUCH DISTRIBUTIONS FROM THE PRICE PURCHASER PAYS ME FOR MY TENDERED UNITS.

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INSTRUCTIONS TO COMPLETE THE AGREEMENT OF ASSIGNMENT AND TRANSFER

      You must mail, or send by hand delivery, overnight courier or facsimile, the executed original to Purchaser’s Depositary any time prior to or on February 6, 2004 (the “Expiration Date”) (or such other date to which the Offer to Purchase and Solicitation Statement may be extended):

American Stock Transfer & Trust Company

59 Maiden Lane
New York, NY 10038
Telephone: (877) 248-6417
Facsimile: (718) 234-5001

      Note:     If you wish to consent to the Proposals described in the Offer to Purchase and Solicitation Statement in addition to tendering your Units, you must also fill out, sign and deliver the YELLOW Consent Form that is included in this package.

      All signatures must be medallion guaranteed.

      A pre-addressed postage-paid envelope is enclosed for your convenience. The method of delivery of this Agreement and all other required documents is at your option and risk, and delivery will be deemed made only when actually received by our Depositary. If delivery is by mail, Purchaser recommends registered mail with return receipt requested. If delivery is by facsimile, you must also return the original documents, which originals, only, may be received after the Expiration Date provided that the facsimile is received prior to or on the Expiration Date.

      In all cases, you should allow sufficient time to ensure timely delivery prior to or on the Expiration Date.

      If you have questions regarding the sale of your Units or need assistance completing this form, please call Purchaser’s Information Agent:

D.F. King & Co., Inc.

48 Wall Street
New York, NY 10005
Banks and Brokers call Collect: (212) 269-5550
All other’s call Toll-Free: (888) 605-1957

If you are a Beneficial Owner of Record, you should:

      1.     COMPLETE and SIGN this Agreement;

      2.     Have your signature medallion guaranteed by your Bank or Broker;

      3.     Indicate number of Units owned and/or to be sold; and

      4.     Return this Agreement in the envelope provided.

If you own the Units through Joint Ownership, you should:

      1.     ALL owners of record must COMPLETE and SIGN this Agreement;

2.	ALL owners of record must have your signatures SEPARATELY medallion guaranteed by your Bank or Broker;

      3.     Indicate number of Units owned and/or to be sold; and

      4.     Return this Agreement in the envelope provided.

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If you are an IRA or KEOGH, you should:

      1.     Have BENEFICIAL OWNERS COMPLETE and SIGN this Agreement;

2.	Provide Custodian information (i.e., Name, Company Name, Address, Phone No. and Account No.);

      3.     Indicate number of Units owned and/or to be sold;

      4.     Return this Agreement in the envelope provided; and

      5.     Purchaser will obtain the medallion guarantee of Custodian signature.

If any owner is Deceased, you should:

      1.     Enclose a certified copy of the death certificate;

2.	If ownership is other than joint tenants with right of survivorship, please provide a letter of testamentary or administration, current within 6 months, showing your beneficial ownership or executor capacity (in addition to a copy of the death certificate);

      3.     COMPLETE and SIGN this Agreement;

      4.     Have your signature medallion guaranteed by your Bank or Broker;

      5.     Indicate number of Units owned and/or to be sold; and

      6.     Return this Agreement in the envelope provided.

If you are a Corporation, you should:

      1.     Enclose a CORPORATE RESOLUTION showing authorized signatory;

      2.     COMPLETE and SIGN this Agreement;

      3.     Have your signature medallion guaranteed by your Bank or Broker;

      4.     Indicate number of Units owned and/or to be sold; and

      5.     Return this Agreement in the envelope provided.

If you are a Trust, Profit Sharing or Pension Plan, you should:

1.	Enclose the title, signature and other applicable pages of your trust, profit sharing or other agreement showing authorized signatory;

      2.     COMPLETE and SIGN this Agreement;

      3.     Have your signature medallion guaranteed by your Bank or Broker;

      4.     Indicate number of Units owned and/or to be sold; and

      5.     Return this Agreement in the envelope provided.

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      TO COMPLETE THE SUBSTITUTE FORM W-9, IF YOU ARE A UNITED STATES PERSON YOU SHOULD:

1. Fill in your name and address at the top of the form.

2. Part 1: Provide the taxpayer identification number (“TIN”) of the record owner of the Units. An individual should provide his social security number. Joint owners should provide the social security number of the owner whose name appears first. A trust account should provide the TIN assigned to the trust. An IRA custodial account should provide the TIN of the custodian. A custodial account for the benefit of a minor should provide the social security number of the minor. A corporation, partnership or other business entity should provide the Employer Identification Number assigned to that entity.

If you do not have a TIN, please complete Part 3 and contact the Depositary.

3. Part 2: Check the box if it is true with respect to you. If you ARE subject to backup withholding, please cross out Part 2.

4. Part 3: Complete only if you do not have a TIN and are awaiting a TIN from the Internal Revenue Service. Notwithstanding that the certification in Part 3 is given, if you have not been issued a TIN, then the Depositary WILL withhold 28% on all payments made prior to the time a properly certified TIN is provided to the Depositary.

5. Sign and date the Substitute Form W-9.

6. Include the completed Substitute Form W-9 with the completed Agreement that you return to Purchase in the care of its Depositary at the following address:

American Stock Transfer & Trust Company

59 Maiden Lane
New York, NY 10038
Facsimile: 718-234-5001

If delivery is by facsimile, you must also return the original documents, which originals, only, may be received after the Expiration Date provided that the facsimile is received prior to or on the Expiration Date.

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      AS THE TRANSFEROR, YOU MUST COMPLETE ALL ITEMS IN THIS SECTION TO THE EXTENT APPLICABLE OR NOT ALREADY COMPLETED.

      I hereby make application to transfer and assign to Purchaser, as set forth herein and pursuant to Purchaser’s Offer to Purchase and Solicitation Statement dated November 4, 2003, as it may be amended or supplemented, and for Purchaser to succeed to such rights and interests as a Substituted Limited Partner, successor in interest and assignee.

Partnership Information

FULL NAME OF PARTNERSHIP:	Westin Hotels Limited Partnership
QUANTITY of Units I desire to sell:	Units
PARTNERSHIP ID:	91-1328985
Certificate Information
Was a certificate issued to you?	Circle One: Yes No
If yes, did you include the certificate:	Circle One: Yes No
If not included, why not?
CUSIP No.:	960 377 109

Registration Information

      Indicate exactly as shown on Partnership records and include any custodial information. If a Custodial Account, the address of the beneficial owner should be your address.

      The Units are currently registered as follows:

Name:
Social Security or Tax ID #:
Custodian/ Trustee Tax ID #:
Home Telephone Number:
Office Telephone Number:
Mailing Address:
City, State, Zip Code:
State of Residence:

Circle One:	U.S. Citizen IRA	Resident Alien Keogh	Non-Resident Alien Entity

Certification

      I hereby certify and represent that I have possession of valid title and all requisite power to assign such interests and that the assignment is in accordance with applicable laws and regulations and further certify, under penalty of law, the following:

Reason for Transfer: Sale (for consideration)

Tax Certification

      Under penalty of perjury, I certify that the statements in Sections 9 and 10 of this Agreement are true, complete and correct.

Signature Certification/ Power of Attorney

      As set forth in Section 2 of this Agreement, I hereby irrevocably constitute and appoint Purchaser as my true and lawful agent, attorney-in-fact and proxy with respect to the Units, with full power of substitution.

      This must be signed by the registered holder(s) exactly as the name(s) appear(s) on the Partnership records. Persons who sign as a representative or in any fiduciary capacity must indicate their capacity when signing and must present satisfactory evidence of their authority to so act.

Your Signature:	Medallion Signature Guarantee:

Date:	Date:

Co-Transferor’s Signature(if applicable):	Medallion Signature Guarantee:

Date:	Date:

Custodian’s Signature:	Medallion Signature Guarantee:

Date:	Date:

      If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) or a corporation or another acting in a fiduciary or representing capacity, please provide the following information:

Name(s):	Capacity: (Full Title):

AGREED TO AND ACCEPTED:

WHLP Acquisition LLC

By:	/s/ KENNETH S. SIEGEL

Name: Kenneth S. Siegel
Title: Vice President and Secretary

Unit Price: $735 Trade Date:	Account Executive:

PAYOR’S NAME: WHLP ACQUISITION LLC

SUBSTITUTE	Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below). Address
Form W-9	City, State and ZIP Code List account number(s) (optional)

Department of the Treasury	Part 1 — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (“TIN”) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Taxpayer Identification Number

Internal Revenue Service	Part 2 — Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because (1) you are exempt from backup withholding, (2) you have not been notified by the Internal Revenue Service (the “IRS”) that you are subject to backup withholding as a result of a failure to report all interest or dividends or (3) the IRS has notified you that you are no longer subject to backup withholding. ☐

	CERTIFICATION — UNDER PENALTIES OF PERJURY, I CERTIFY THAT I AM A UNITED STATES PERSON (INCLUDING A UNITED STATES RESIDENT ALIEN) AND THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.	Part 3 — Awaiting TIN ☐ Check the box if you have applied for a TIN and are awaiting its receipt.
	Signature:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

CONSENT FORM

      THIS WRITTEN CONSENT IS SOLICITED BY WHLP ACQUISITION LLC FOR ACTION BY WRITTEN CONSENT OF THE LIMITED PARTNERS OF WESTIN HOTELS LIMITED PARTNERSHIP (THE “PARTNERSHIP”) TO BE EFFECTIVE AS SET FORTH IN THE OFFER TO PURCHASE AND SOLICITATION STATEMENT, DATED NOVEMBER 4, 2003, AS SUPPLEMENTED. THIS WRITTEN CONSENT IS NOT SOLICITED BY OR ON BEHALF OF THE PARTNERSHIP, THE GENERAL PARTNER OR THE BOARD OF DIRECTORS OF THE GENERAL PARTNER.

     Regardless of whether you have already delivered a Consent Form to us, if you wish to consent to any or all of the Proposals, you must complete, sign, date and return this new YELLOW Consent Form to the Depositary.

     Note:     If you wish to tender your Units, in addition to delivering your consent to the Proposals described in this Consent Form, you must also complete, sign and deliver the BLUE Agreement of Assignment and Transfer that is included in this package unless you have previously delivered an Agreement of Assignment and Transfer. As described in the Offer to Purchase and Solicitation Statement, as supplemented, your consent to all of the Proposals will increase the chances that we will be able to promptly purchase all of the Units validly tendered to us and not withdrawn and to effect the Merger.

     The undersigned, with respect to each unit of limited partnership interest in the Partnership held of record by the undersigned on January 1, 2004, hereby sets forth his, her or its vote in connection with the written consents solicited by WHLP Acquisition LLC (including to its assignee or assignees, “Purchaser”) as described in the Offer to Purchase and Solicitation Statement, dated November 4, 2003, as supplemented on January 30, 2004. Capitalized terms used herein have the meanings given to them in the Offer to Purchase and Solicitation Statement, as so supplemented.

     Please sign and date this Consent Form. You are encouraged to indicate your vote by marking the appropriate boxes below. Failure to check any of the boxes with respect to any Proposal will constitute a vote “FOR” such Proposal.

     Please send your executed Consent Form to the Depositary by mail, hand delivery, overnight courier or facsimile:

American Stock Transfer & Trust Company

59 Maiden Lane
New York, NY 10038
Facsimile: 718-234-5001

     A pre-addressed, postage-paid envelope is enclosed for your convenience. The method of delivery of this Consent Form and all other required documents is at your option and risk, and delivery will be deemed made only when actually received by our Depositary. If delivery is by mail, we recommend registered mail with return receipt requested. In all cases, you should allow sufficient time to ensure timely delivery prior to or on February 6, 2004 (or such date as the Consent Solicitation is extended).

     Please call Purchaser’s Information Agent, D. F. King & Co., Inc. at 1-888-605-1957 (Toll-Free) (Banks and Brokers call Collect at (212) 269-5550) if you have any questions regarding the Consent Solicitation.

     IMPORTANT: Please fill out the reverse side of this card and return it promptly.

IMPORTANT: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK IN BLUE OR BLACK INK AS SHOWN HERE ☒.

      The undersigned hereby consents to the Proposals, as more fully described in and subject to the Offer to Purchase and Solicitation Statement dated November 4, 2003, as supplemented by the accompanying Supplement thereto dated January 30, 2004, as indicated below. Capitalized terms used below have the meanings given to them in the Offer to Purchase and Solicitation Statement, as supplemented.

(1)	The Proposal to allow Purchaser to submit on my behalf, as my agent and attorney-in-fact, the amendments to the Partnership Agreement (the “Amendments”) described in (2) and an accompanying statement of purpose.

FOR ☐                    AGAINST ☐                    ABSTAIN ☐

(2)	The Proposal to adopt the following Amendments to the Partnership Agreement set forth in Annex E to the Offer to Purchase and Solicitation Statement, as supplemented.

(2.a)	An amendment to add the defined term, “Qualified Tender Offer,” to Article I of the Partnership Agreement. The text of this new defined term is contained in Annex E to the Offer to Purchase and Solicitation Statement, as supplemented. This defined term would encompass any cash tender offer for all of the outstanding Units by an offeror who discloses that it intends to effect a merger of the Partnership with it or one of its affiliates upon completion of the tender offer in which the merger consideration is equal to the tender offer price if, following the completion of the offer, the offeror owns a majority of the Units. The Offer (if it is successful), but not the January Kalmia Offer, would meet this definition.

FOR ☐                    AGAINST ☐                    ABSTAIN ☐

(2.b)	An amendment to add the defined term, “Qualified Merger,” to Article I of the Partnership Agreement. The text of this new defined term is contained in Annex E to the Offer to Purchase and Solicitation Statement, as supplemented. This defined term would encompass any merger of the Partnership following a Qualified Tender Offer in which the other party is the offeror or its affiliate and the consideration paid in the merger is the same as the consideration offered in the Qualified Tender Offer.

FOR ☐                    AGAINST ☐                    ABSTAIN ☐

(2.c)	An amendment to render the transfer restrictions contained in Section 11.01(a) of the Partnership Agreement inapplicable to transfers in connection with Qualified Tender Offers and Qualified Mergers, including the Offer and the Merger. Section 11.01(a) of the Partnership Agreement provides that no transfer of Units is valid or effective, and the General Partner does not have an obligation to recognize a purported transfer, where, in the opinion of counsel to the Partnership, the transfer would be likely to (i) violate the registration requirements of the Securities Act, (ii) violate any state laws or governmental regulations (including those relating to suitability standards), (iii) cause the Partnership to be treated as a corporation for United States federal income tax purposes, (iv) result in the termination of the Partnership for United States federal income tax purposes under Section 708 of the Internal Revenue Code or (v) result in the inability of the Partnership to obtain or continue in effect any license permitting the sale of alcoholic beverages in the Michigan Avenue Hotel.

FOR ☐                    AGAINST ☐                    ABSTAIN ☐

(2.d)	An amendment to prevent the General Partner from suspending the transfer of Units in connection with Qualified Tender Offers or Qualified Mergers, including the Offer and the Merger. This amendment would remove the discretion that Section 11.01(b) of the Partnership Agreement gives the General Partner to suspend transfers of Units if any transfer, when added to all other transfers made within the preceding twelve months, would result in the transfer of 40% or more of the interests in the Partnership.

FOR ☐                    AGAINST ☐                    ABSTAIN ☐

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(2.e)	An amendment to prevent the General Partner from imposing any transfer restrictions not set forth in the Partnership Agreement on transfers of Units made in connection with any Qualified Tender Offer or Qualified Merger.

FOR ☐                    AGAINST ☐                    ABSTAIN ☐

(2.f)	Amendments to require that (i) transfers of Units in connection with Qualified Tender Offers and Qualified Mergers be recognized immediately, rather than on the last business day of a calendar quarter, and (ii) the transferee in such transactions be deemed a Substituted Limited Partner immediately. These amendments would also effect technical changes to the Partnership Agreement to facilitate the transfer of Units in a Qualified Tender Offer or Qualified Merger, including the Offer and the Merger.

FOR ☐                    AGAINST ☐                    ABSTAIN ☐

(2.g)	An amendment to permit the Merger or any other Qualified Merger to be effected upon the consent of Limited Partners who collectively hold more than 50% of the Units, without the consent of the General Partner.

FOR ☐                    AGAINST ☐                    ABSTAIN ☐

(3)	The Proposal to approve (1) the Merger between Starwood Hotels & Resorts Worldwide, Inc., or one of its subsidiaries, and the Partnership, and the Merger Agreement related thereto, following the adoption of the above Amendments to the Partnership Agreement described in Proposal 2-g above and (2) the Merger Agreement related thereto.

FOR ☐                    AGAINST ☐                    ABSTAIN ☐

      I hereby irrevocably constitute and appoint Purchaser and its designees as my true and lawful attorneys-in-fact and proxies with respect to the Units (and with respect to any and all other Units or other securities issued or issuable in respect of such Units on or after Purchaser’s Offer Date), each with full power of substitution, to the full extent of my rights (such power of attorney and proxy being deemed to be an irrevocable durable power coupled with an interest and being unaffected by my disability, incapacity, dissolution, termination or bankruptcy) to vote on the three Proposals described above in the same manner as indicated in this Consent Form (or, if not so indicated, “FOR” the respective Proposals) and to make the submission to the General Partner as contemplated by the first Proposal described above.

      Note: If you wish to tender your Units in addition to delivering your consent to the Proposals described in this Consent Form, you must also complete, sign and deliver the BLUE Agreement of Assignment and Transfer that is included in this package, unless you have previously delivered an Agreement of Assignment and Transfer.

Signature(s) of Limited Partners(s) Name:

Signature of Representative Name: Capacity:
Dated:                               , 2004

      (NOTE: Please sign exactly as your name or names appear on the label. If more than one name appears, all persons so designated should sign. When signing in a representative capacity, please give your full title.)

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